EXECUTION COPY

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                              5-YEAR REVOLVING
                              CREDIT AGREEMENT

                        Dated as of February 9, 2000

                                   among

                         CORDANT TECHNOLOGIES INC.

                     THE INSTITUTIONS FROM TIME TO TIME
                         PARTIES HERETO AS LENDERS,

                               BANK ONE, NA,
                          as Administrative Agent

                            ABN AMRO BANK N.V.,
                            as Syndication Agent

                                    and

                           BANK OF AMERICA, N.A.
                                    and
                            WACHOVIA BANK, N.A.,
                         as Co-Documentation Agents


                      BANC ONE CAPITAL MARKETS, INC.,
                   as Lead Arranger and Sole Book Manager
                                    and
                            ABN AMRO BANK N.V.,
                           BANK OF AMERICA, N.A.
                                    and
                            WACHOVIA BANK, N.A.
                              as Co-Arrangers


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                              SIDLEY & AUSTIN
                               Bank One Plaza
                          10 South Dearborn Street
                          Chicago, Illinois 60603

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                             TABLE OF CONTENTS

ARTICLE I:  DEFINITIONS...................................................1

ARTICLE II:  THE CREDITS.................................................18
     2.1.  COMMITMENT....................................................18
     2.2.  SWING LINE LOANS..............................................18
     2.3.  REQUIRED PAYMENTS; TERMINATION................................20
     2.4.  RATABLE LOANS.................................................20
     2.5.  TYPES OF ADVANCES.............................................20
     2.6.  FACILITY FEE; REDUCTIONS IN AGGREGATE COMMITMENT..............20
     2.7.  UTILIZATION FEE...............................................21
     2.8.  MINIMUM AMOUNT OF EACH ADVANCE................................21
     2.9.  OPTIONAL PRINCIPAL PAYMENTS...................................21
     2.10.  METHOD OF SELECTING TYPES AND INTEREST PERIODS FOR NEW
            ADVANCES.....................................................21
     2.11.  CONVERSION AND CONTINUATION OF OUTSTANDING ADVANCES..........22
     2.12.  CHANGES IN INTEREST RATE, ETC................................22
     2.13.  RATES APPLICABLE AFTER DEFAULT...............................23
     2.14.  METHOD OF PAYMENT............................................23
     2.15.  NOTELESS AGREEMENT; EVIDENCE OF INDEBTEDNESS.................24
     2.16.  TELEPHONIC NOTICES...........................................24
     2.17.  INTEREST PAYMENT DATES; INTEREST AND FEE BASIS...............24
     2.18.  NOTIFICATION OF ADVANCES, INTEREST RATES, PREPAYMENTS AND
            COMMITMENT REDUCTION.........................................25
     2.19.  LENDING INSTALLATIONS........................................25
     2.20.  NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT.............25
     2.21.  REPLACEMENT OF CERTAIN LENDERS...............................26

ARTICLE III:  THE LETTER OF CREDIT FACILITY..............................26
     3.1.  OBLIGATION TO ISSUE...........................................26
     3.2.  TYPES AND AMOUNTS.............................................27
     3.3.  CONDITIONS....................................................27
     3.4.  PROCEDURE FOR ISSUANCE OF FACILITY LCS........................28
     3.5.  FACILITY LC PARTICIPATION.....................................28
     3.6.  REIMBURSEMENT OBLIGATION......................................29
     3.7.  CASH COLLATERAL...............................................29
     3.8.  FACILITY LC FEES..............................................29
     3.9.  LC ISSUER REPORTING REQUIREMENTS..............................30
     3.10.  INDEMNIFICATION; EXONERATION.................................30

ARTICLE IV:  YIELD PROTECTION; TAXES.....................................31
     4.1.  YIELD PROTECTION..............................................31

                                     i
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     4.2.  CHANGES IN CAPITAL ADEQUACY REGULATIONS.......................32
     4.3.  AVAILABILITY OF TYPES OF ADVANCES.............................33
     4.4.  FUNDING INDEMNIFICATION.......................................33
     4.5.  TAXES.........................................................33
     4.6.  LENDER STATEMENTS; SURVIVAL OF INDEMNITY......................34

ARTICLE V:  CONDITIONS PRECEDENT.........................................35
     5.1.  INITIAL CREDIT EXTENSIONS.....................................35
     5.2.  EACH CREDIT EXTENSION.........................................36

ARTICLE VI:  REPRESENTATIONS AND WARRANTIES..............................37
     6.1.  EXISTENCE AND STANDING........................................37
     6.2.  AUTHORIZATION AND VALIDITY....................................37
     6.3.  NO CONFLICT; GOVERNMENT CONSENT...............................38
     6.4.  FINANCIAL STATEMENTS..........................................39
     6.5.  MATERIAL ADVERSE CHANGE.......................................39
     6.6.  TAXES.........................................................39
     6.7.  LITIGATION AND CONTINGENT OBLIGATIONS.........................39
     6.8.  SUBSIDIARIES..................................................39
     6.9.  ERISA; FOREIGN PENSION PLAN MATTERS...........................40
     6.10.  ACCURACY OF INFORMATION......................................40
     6.11.  SECURITIES ACTIVITIES........................................40
     6.12.  MATERIAL AGREEMENTS..........................................40
     6.13.  COMPLIANCE WITH LAWS.........................................40
     6.14.  OWNERSHIP OF PROPERTIES......................................41
     6.15.  PLAN ASSETS; PROHIBITED TRANSACTIONS.........................41
     6.16.  ENVIRONMENTAL MATTERS........................................41
     6.17.  INVESTMENT COMPANY ACT.......................................41
     6.18.  PUBLIC UTILITY HOLDING COMPANY ACT...........................41

ARTICLE VII:  COVENANTS..................................................41
     7.1.  FINANCIAL REPORTING...........................................41
     7.2.  USE OF PROCEEDS...............................................43
     7.3.  NOTICE OF DEFAULT.............................................44
     7.4.  CONDUCT OF BUSINESS...........................................44
     7.5.  TAXES.........................................................44
     7.6.  INSURANCE.....................................................44
     7.7.  COMPLIANCE WITH LAWS..........................................45
     7.8.  MAINTENANCE OF PROPERTIES.....................................45
     7.9.  INSPECTION....................................................45
     7.10.  SUBSIDIARY INDEBTEDNESS......................................45
     7.11  MERGER........................................................46
     7.12.  SALE OF ASSETS...............................................46

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     7.13.  INVESTMENTS AND ACQUISITIONS; NEW SUBSIDIARIES;
            DOCUMENTATION BY HOWMET COMPANIES............................47
     7.14.  LIENS........................................................49
     7.15.  AFFILIATES...................................................52
     7.16.  FINANCIAL CONTRACTS..........................................52
     7.17.  NON-GUARANTOR OR PLEDGED SUBSIDIARIES........................52
     7.18.  FINANCIAL COVENANTS..........................................52
     7.19.  SUBSIDIARY COVENANTS.........................................53

ARTICLE VIII:  DEFAULTS..................................................53

ARTICLE IX: ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES...............56
     9.1.  ACCELERATION..................................................56
     9.2.  AMENDMENTS....................................................56
     9.3.  PRESERVATION OF RIGHTS........................................57

ARTICLE X:  GENERAL PROVISIONS...........................................58
     10.1.  SURVIVAL OF REPRESENTATIONS..................................58
     10.2.  GOVERNMENTAL REGULATION......................................58
     10.3.  HEADINGS.....................................................58
     10.4.  ENTIRE AGREEMENT.............................................58
     10.5.  SEVERAL OBLIGATIONS; BENEFITS OF THIS AGREEMENT..............58
     10.6.  EXPENSES; INDEMNIFICATION....................................58
     10.7.  NUMBERS OF DOCUMENTS.........................................59
     10.8.  ACCOUNTING...................................................60
     10.9.  SEVERABILITY OF PROVISIONS...................................60
     10.10.  NONLIABILITY OF LENDERS.....................................60
     10.11.  CONFIDENTIALITY.............................................61
     10.12.  NONRELIANCE.................................................61
     10.13.  SUBORDINATION OF INTERCOMPANY INDEBTEDNESS..................61

ARTICLE XI:  THE ADMINISTRATIVE AGENT....................................62
     11.1.  APPOINTMENT; NATURE OF RELATIONSHIP..........................62
     11.2.  POWERS.......................................................63
     11.3.  GENERAL IMMUNITY.............................................63
     11.4.  NO RESPONSIBILITY FOR LOANS, RECITALS, ETC...................63
     11.5.  ACTION ON INSTRUCTIONS OF LENDERS............................63
     11.6.  EMPLOYMENT OF ADMINISTRATIVE AGENTS AND COUNSEL..............64
     11.7.  RELIANCE ON DOCUMENTS; COUNSEL...............................64
     11.8.  ADMINISTRATIVE AGENT'S REIMBURSEMENT AND INDEMNIFICATION.....64
     11.9.  NOTICE OF DEFAULT............................................64
     11.10.  RIGHTS AS A LENDER..........................................65
     11.11.  LENDER CREDIT DECISION......................................65
     11.12.  SUCCESSOR ADMINISTRATIVE AGENT..............................65

                                    iii
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     11.13.  AGENTS' AND ARRANGERS' FEES.................................66
     11.14.  DELEGATION TO AFFILIATES....................................66
     11.15.  EXECUTION OF COLLATERAL DOCUMENTS...........................66
     11.16.  COLLATERAL AND GUARANTY RELEASES............................66

ARTICLE XII:  SETOFF; RATABLE PAYMENTS...................................67
     12.1.  SETOFF.......................................................67
     12.2.  RATABLE PAYMENTS.............................................67

ARTICLE XIII:  BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.........67
     13.1.  SUCCESSORS AND ASSIGNS.......................................67
     13.2.  PARTICIPATIONS...............................................68
     13.3.  ASSIGNMENTS..................................................69
     13.4.  DISSEMINATION OF INFORMATION.................................70
     13.5.  TAX TREATMENT................................................70

ARTICLE XIV:  NOTICES....................................................70
     14.1.  NOTICES......................................................70
     14.2.  CHANGE OF ADDRESS............................................71

ARTICLE XV:  COUNTERPARTS................................................71

ARTICLE XVI:  CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY
              TRIAL......................................................71
     16.1.  CHOICE OF LAW................................................71
     16.2.  CONSENT TO JURISDICTION......................................71
     16.3.  WAIVER OF JURY TRIAL.........................................72



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                           SCHEDULES AND EXHIBITS

PRICING SCHEDULE

COMMITMENT SCHEDULE



SCHEDULE 1                           Litigation and Contingent Obligations

SCHEDULE 2                           Subsidiaries

SCHEDULE 3                           Indebtedness and Liens

SCHEDULE 4                           Investments

SCHEDULE 5                           Transactions with Affiliates

EXHIBIT A                            Form of Note

EXHIBIT B                            Form of Pledge Agreement

EXHIBIT C                            Form of Subsidiary Guaranty

EXHIBIT D                            Form of Assignment Agreement

EXHIBIT E                            Money Transfer Instructions

EXHIBIT F                            Form of Compliance Certificate

EXHIBIT G                            Form of Swing Line Note


                                     v
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                     5-YEAR REVOLVING CREDIT AGREEMENT

     This 5-Year Revolving Credit Agreement, dated as of February 9, 2000, is among CORDANT TECHNOLOGIES INC., a Delaware corporation, the Lenders, BANK ONE, NA, having its principal office in Chicago, Illinois, as an LC Issuer, the Swing Line Lender and the Administrative Agent, ABN AMRO BANK N.V., as Syndication Agent and BANK OF AMERICA, N.A. AND WACHOVIA BANK, N.A., as Co-Documentation Agents. The parties hereto agree as follows:

                           ARTICLE I: DEFINITIONS

     As used in this Agreement:

     "ACCOUNTING CHANGE" is defined in SECTION 10.8 hereof.

     "ACQUISITION" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any going business concern or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

     "ADMINISTRATIVE AGENT" means Bank One, NA, in its capacity as contractual representative of the Lenders pursuant to ARTICLE XI, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to ARTICLE XI.

     "ADVANCE" means a borrowing hereunder (or conversion or continuation thereof) consisting of the aggregate amount of the several Syndicated Loans made on the same Borrowing Date (or date of conversion or continuation) by the Lenders to the Borrower of the same Type and, in the case of Eurodollar Advances, for the same Interest Period.

     "AFFILIATE" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

     "AGENTS" means the Administrative Agent, the Syndication Agent and the Co-Documentation Agents.

     "AGGREGATE COMMITMENT" means the aggregate of the Commitments of all the Lenders, as reduced from time to time pursuant to the terms hereof. The initial Aggregate Commitment is Six Hundred Million and 00/100 Dollars ($600,000,000).

     "AGGREGATE OUTSTANDING LC EXPOSURE" means, as of any day, the aggregate of the Outstanding LC Exposure of all the Lenders.

     "AGGREGATE OUTSTANDING CREDIT EXPOSURE" means, as of any day, the aggregate of the Outstanding Credit Exposure of all the Lenders.

     "AGREEMENT" means this 5-Year Revolving Credit Agreement, as it may be amended, modified, supplemented or restated and in effect from time to time.

     "AGREEMENT ACCOUNTING PRINCIPLES" means generally accepted accounting principles as in effect in the United States from time to time, applied in a manner consistent with that used in preparing the financial statements of the Borrower referred to in SECTION 6.4 hereof, PROVIDED, HOWEVER, except as provided in SECTION 10.8, with respect to the calculation of financial ratios and other financial tests required by this Agreement, "Agreement Accounting Principles" means generally accepted accounting principles as in effect in the United States as of the date of this Agreement, applied in a manner consistent with that used in preparing the financial statements of the Borrower referred to in SECTION 6.4 hereof.

     "ALTERNATE BASE RATE" means, for any day, a rate of interest per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of the Federal Funds Effective Rate for such day plus 1/2% per annum.

     "ANNUAL AUDITED FINANCIAL STATEMENTS" is defined in SECTION 7.1(I)(A).

     "APPLICABLE FACILITY FEE RATE" means, at any time, the percentage rate per annum at which Facility Fees are accruing on the Aggregate Commitment (without regard to usage) at such time as set forth in the Pricing Schedule.

     "APPLICABLE LC FEE PERCENTAGE" means, at any time, the percentage rate per annum equal to the Applicable Margin with respect to Eurodollar Advances in effect on such date as set forth in the Pricing Schedule.

     "APPLICABLE MARGIN" means, with respect to Advances of any Type at any time, the percentage rate per annum which is applicable at such time with respect to Advances of such Type as set forth in the Pricing Schedule.

     "ARRANGERS" means Banc One Capital Markets, Inc., as lead arranger and sole book manager and ABN AMRO Bank N.V., Bank of America, N.A. and Wachovia Bank, N.A., as co-arranger, and their successors.

     "ARTICLE" means an article of this Agreement unless another document is specifically referenced.

     "AUTHORIZED OFFICER" means any of the President, the Chief Financial Officer or the Treasurer of the Borrower, acting singly.

     "AVAILABLE AGGREGATE COMMITMENT" means, for any day, the Aggregate Commitment then in effect MINUS the sum of (i) the aggregate outstanding principal amount of the Advances; (ii) the aggregate outstanding principal amount of the Swing Line Loans; and (iii) the Aggregate Outstanding LC Exposure.

     "BANK ONE" means Bank One, NA, in its individual capacity, and its successors.

     "BORROWER" means Cordant Technologies Inc., a Delaware corporation, and its successors and assigns.

     "BORROWING DATE" means a date on which an Advance or Swing Line Loan is made hereunder.

     "BORROWING NOTICE" is defined in SECTION 2.10.

     "BUSINESS DAY" means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago and New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities.

     "CAPITALIZED LEASE" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles, consistently applied.

     "CAPITALIZED LEASE OBLIGATIONS" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles, consistently applied.

     "CASH EQUIVALENT INVESTMENTS" means, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits and certificates of deposit of any investment grade commercial bank having, or which is the principal banking subsidiary of an investment grade bank holding company organized under the laws of the United States, any State thereof, the District of Columbia or any foreign jurisdiction having capital, surplus and undivided profits aggregating in excess of $500,000,000, with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, provided that such repurchase obligations are secured by a first priority security interest in such underlying securities which have, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by S&P or at least

P-1 or the equivalent thereof by Moody's and in each case maturing not more than one year after the date of acquisition by such Person, (v) investments in money market funds substantially all of the assets of which are comprised of securities of the types described in clauses (i) through (iv) above and (vi) demand deposit accounts maintained in the ordinary course of business.

     "CHANGE" is defined in SECTION 4.2.

     "CHANGE IN CONTROL" means:

     (i) any "person" or "group" (as such terms are used in SECTIONS 13(D) and 14(D) of the Securities Exchange Act of 1934), is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of thirty percent (30.0%) or more of the combined voting power of the Borrower's capital stock ordinarily having the right to vote at an election of directors;

     (ii) during any period of twelve consecutive calendar months, individuals (a) who were directors of the Borrower on the first day of such period, or (b) whose election or nomination for election to the board of directors of the Borrower was recommended or approved by at least a majority of the directors then still in office who were directors of the Borrower on the first day of such period, or whose election or nomination for election was so approved, shall cease to constitute a majority of the board of directors of the Borrower;

     (iii) any "Change of Control" (or similar definition) under and as defined in any credit agreement, note, indenture or similar agreement or instrument where the principal amount outstanding aggregates at least $20,000,000 shall occur provided the effect of such "Change of Control" thereunder is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness or any part thereof to become due prior to its stated maturity, to cause or permit the holder or holders thereof to require such Indebtedness to be prepaid or repurchased or a sinking fund established therefor or any such Indebtedness shall as a result thereof be declared to be due and payable or required to be prepaid or repurchased or a sinking fund established therefor prior to the stated maturity thereof.

     "CLOSING DATE" means the date on which the initial Loans are advanced hereunder.

     "CODE" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

     "COLLATERAL  DOCUMENTS"  means,  collectively,   each  of  the  Pledge
Agreements,  together  with  the  documents,   instruments  and  agreements
executed in connection therewith.

     "COMBINED COMMITMENT" means the sum of (1) the Aggregate Commitment hereunder and (2) the "Aggregate Commitment" under and as defined in the 364-Day Credit Agreement.

     "COMBINED UTILIZED AMOUNT" means the sum of (1) the aggregate principal amount of all Loans and LC Obligations hereunder and (2) the aggregate principal amount of all "Loans" under and as defined in the 364-Day Credit Agreement.

     "COMMITMENT" means, for each Lender, the obligation of such Lender to make Syndicated Loans and participate in Facility LCs and Swing Line Loans in the aggregate not exceeding the amount set forth opposite its name on the Commitment Schedule attached hereto and made a part hereof or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to SECTION 13.3.2, as such amount may be modified from time to time pursuant to the terms hereof.

     "CONSOLIDATED ADJUSTED EBITDA" means, for any period, Consolidated EBIT plus, to the extent deducted from revenues in determining Consolidated Net Income, all amortization of intangibles and depreciation, all calculated for the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with Agreement Accounting Principles, consistently applied, adjusted with respect to permitted Acquisitions, on a pro forma basis, using unadjusted historical financial statements with respect to the business acquired.

     "CONSOLIDATED EBIT" means, for any period, Consolidated Net Income PLUS, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense and (ii) expense for income taxes paid or accrued, all calculated for the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with Agreement Accounting Principles, consistently applied.

     "CONSOLIDATED INTEREST EXPENSE" means, with reference to any period, the interest expense of the Borrower and its Consolidated Subsidiaries for such period, ADJUSTED by adding thereto the amount of all Receivables Facility Financing Costs (to the extent not otherwise included), all calculated for the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with Agreement Accounting Principles, consistently applied.

     "CONSOLIDATED NET INCOME" means, with reference to any period, the net after-tax income (or loss) of the Borrower and its Consolidated
Subsidiaries calculated on a consolidated basis for such period, all calculated for the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with Agreement Accounting Principles, consistently applied.

     "CONSOLIDATED SUBSIDIARY" means any Subsidiary that is consolidated on a balance sheet of the Borrower in accordance with Agreement Accounting Principles, consistently applied.

     "CONSOLIDATED TOTAL DEBT" means the sum, without duplication, of (a) all Indebtedness of the Borrower and its Consolidated Subsidiaries which, on the date of determination, would be required to be shown on the Borrower's consolidated balance sheet prepared in accordance with Agreement Accounting Principles, consistently applied, PLUS (b) all Receivables Facility Attributed Indebtedness of the Borrower and its Consolidated Subsidiaries on the date of determination regardless of its treatment under Agreement Accounting Principles, PLUS (c) all Off Balance Sheet Liabilities of the Borrower and its Consolidated Subsidiaries on the date of determination regardless of its treatment under Agreement Accounting Principles.

     "CONVERSION/CONTINUATION NOTICE" is defined in SECTION 2.11.

     "CONTROLLED GROUP" means all members of a controlled group of corporations or other business entities and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under
SECTION 414(B), (C), (M) or (O) of the Code.

     "CREDIT EXTENSION" means either the funding of an Advance or Swing Line Loan or the issuance of a Facility LC hereunder.

     "CREDIT EXTENSION DATE" means the Borrowing Date for an Advance or the issuance date for a Facility LC.

     "DEFAULT" means an event described in ARTICLE VIII.

     "ENVIRONMENTAL LAWS" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations issued thereunder.

     "EURODOLLAR ADVANCE" means an Advance which bears interest at the applicable Eurodollar Rate.

     "EURODOLLAR BASE RATE" means, with respect to a Eurodollar Advance for the relevant Interest Period, the applicable London interbank offered rate for deposits in U.S. dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity approximately equal to such Interest Period. If no London interbank offered rate of such maturity then appears on Reuters Screen FRBD, then the Eurodollar Base Rate shall be equal to the London interbank offered rate for deposits in U.S. dollars maturing immediately before or immediately after such maturity, whichever is higher, as determined by the Administrative Agent from Reuters Screen FRBD. If Reuters Screen FRBD is not available, the applicable Eurodollar Base Rate for the relevant Interest Period shall be the rate determined by the Administrative Agent to be the rate at which Bank One offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of Bank One's relevant portion of the Eurodollar Advance and having a maturity approximately equal to such Interest Period.

     "EURODOLLAR LOAN" means a Syndicated Loan which bears interest at the applicable Eurodollar Rate.

     "EURODOLLAR RATE" means, with respect to a Eurodollar Advance for the relevant Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Interest Period, divided by (b) one minus the Reserve Requirement (expressed as a decimal), if any, applicable to such Interest Period, plus the Applicable Margin. The Eurodollar Rate shall be rounded to the next higher multiple of 1/100 of 1% if the rate is not such a multiple.

     "EXCLUDED TAXES" means, in the case of each Lender or applicable Lending Installation and the Administrative Agent, taxes imposed on its net income, and franchise taxes imposed on it, by (i) the jurisdiction under the laws of which such Lender or the Administrative Agent is incorporated or organized or any political combination or subdivision or taxing authority thereof or (ii) any jurisdiction in which the Administrative Agent's or such Lender's principal executive office or such Lender's applicable Lending Installation is located or in which, other than as a result of the transaction evidenced by this Agreement, the Administrative Agent or such Lender otherwise is, or at any time was, engaged in business.

     "EXHIBIT" refers to an exhibit to this Agreement, unless another document is specifically referenced.

     "EXISTING CREDIT AGREEMENTS" means (a) that certain Credit Agreement dated as of May 23, 1996 among the Borrower (formerly known as Thiokol Corporation), the financial institutions parties thereto as lenders, and Bank One, NA (formerly known as The First National Bank of Chicago), as Administrative Agent, as the same has been amended from time to time; (b) that certain Credit Agreement dated as of November 20, 1997 among the
Borrower (formerly known as Thiokol Corporation), the financial institutions parties thereto as lenders and Bank One, NA (formerly The First National Bank of Chicago), as Agent; (c) that certain Credit Agreement dated as of December 16, 1997 among Howmet Corporation, the financial institutions parties thereto as lenders, ABN AMRO Bank N.V. and Bankers Trust Company, as Co-Documentation Agents and Bank One, NA (formerly The First National Bank of Chicago), as Swing Line Lender, LC Issuer and Agent, as the same has been amended from time to time; and (d) that certain Credit Agreement dated as of February 5, 1999 among the Borrower, the financial institutions from time to time parties thereto as lenders and Bank One, NA (formerly known as The First National Bank of Chicago), as Administrative Agent.

     "FACILITY FEE" is defined in SECTION 2.6.

     "FACILITY LC" means each Letter of Credit issued under ARTICLE III.

     "FACILITY TERMINATION DATE" means February 8, 2005 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

     "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:00 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

     "FINANCIAL  CONTRACT"  of a Person  means (i) any  exchange-traded  or over-the-counter futures, forward, swap or option contract or other financial instrument with similar characteristics or (ii) any agreements, devices or arrangements providing for payments related to fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency, interest rate options or other Rate Hedging Agreements.

     "FLOATING RATE" means, for any day, a rate per annum equal to the Alternate Base Rate for such day, in each case changing when and as the Alternate Base Rate changes.

     "FLOATING RATE ADVANCE" means an Advance which bears interest at the Floating Rate.

     "FLOATING RATE LOAN" means (a) the Swing Line Loans and (b) a Syndicated Loan which bears interest at the Floating Rate.

     "FOREIGN PENSION PLAN" means any employee pension benefit plan (as defined in Section 3(2) of ERISA) which (i) is maintained or contributed to for the benefit of employees of (a) the Borrower, (b) any Subsidiary of the Borrower incorporated under the laws of any jurisdiction in the United States, (c) any Material Foreign Subsidiary or (d) any other foreign Subsidiary 65% of the stock of which is pledged pursuant to a Pledge Agreement, (ii) is not covered by ERISA pursuant to Section 4(b)(4) thereof and (iii) under applicable local law, is required to be funded through a trust or other funding vehicle.

     "GOVERNMENTAL ACTS" is defined in SECTION 3.10.

     "GUARANTY" of any Person means any agreement by which such Person assumes, guarantees, endorses, continently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person or otherwise assure any creditor of such other Person against loss, and shall include, without limitation, the contingent liability or reimbursement obligation of such Person under or with respect to any letter of credit or similar instrument (other than letters of credit utilized for non-financial obligations (i.e., performance on contracts, workers' compensation, to support self-insurance programs and for the benefit of governmental entities in connection with environmental clean-up activities)) which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

     "HOWMET COMPANIES" means Howmet International Inc. and each of its Consolidated Subsidiaries.

     "HOWMET DOCUMENTATION DATE" means the date that is sixty (60) days following the date on which the Borrower first owns greater than 90% of the issued and outstanding capital stock of Howmet International Inc.

     "INDENTURE" means the Indenture by and between the Borrower and Harris Trust and Savings Bank, as Trustee, dated as of March 3, 1998, as the same has been amended or supplemented prior to the effective date hereof.

     "INDEBTEDNESS" of any Person means, without duplication, (a) the obligations of such Person (i) for borrowed money, (ii) under or with respect to notes payable and drafts accepted which represent extensions of credit (whether or not representing obligations for borrowed money) to such Person, (iii) reimbursement obligations with respect to letters of credit issued for the account of such Person (other than letters of credit utilized for non-financial obligations (i.e., performance on contracts, workers' compensation, to support self-insurance programs and for the benefit of governmental entities in connection with environmental clean-up activities)) or (iv) for the deferred purchase price of property or services other than current accounts payable arising in the ordinary course of business on terms customary in the trade, (b) the obligations of others, whether or not assumed, secured by Liens on property of such Person or payable out of the proceeds of or production from property now or hereafter owned or acquired by such Person, (c) the Capitalized Lease Obligations of such Person, (d) the obligations of such Person under Guaranties by such Person of any Indebtedness (other than obligations for borrowed money incurred to finance the purchase of property leased to such Person pursuant to a Capitalized Lease of such Person) of any other Person, (e) all Receivables Facility Attributed Indebtedness of such Person on the date of determination and (f) Off Balance Sheet Liabilities of such Person.

     "INSOLVENCY EVENT" is defined in SECTION 10.13.

     "INTERCOMPANY INDEBTEDNESS" is defined in SECTION 10.13.

     "INTEREST PERIOD" means, with respect to a Eurodollar Advance, a period of one, two, three, six or (subject to availability) nine months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Interest Period shall end on the day which corresponds numerically to such date one, two, three, six or nine months thereafter, PROVIDED, HOWEVER, that if there is no such numerically corresponding day in such next, second, third, sixth or ninth succeeding month, such Interest Period shall end on the last Business Day of such next, second, third, sixth or ninth succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, PROVIDED, HOWEVER, that if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day.

     "INVESTMENT" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes, Financial Contracts, derivative financial instruments and other similar instruments or contracts owned by such Person.

     "JOINT VENTURE" means any Affiliate of the Borrower which is accounted for by the Borrower on the equity method of accounting.

     "LC DOCUMENTS" is defined in SECTION 3.3(I).

     "LC DRAFT" means a draft, or other form of demand, drawn or made on an LC Issuer pursuant to a Facility LC.

     "LC INTEREST" is defined in SECTION 3.5.

     "LC ISSUER" means (i) Bank One in its capacity as an LC Issuer hereunder with respect to each Facility LC issued by Bank One and (ii) any Lender (other than Bank One) reasonably acceptable to the Administrative Agent, in such Lender's capacity as an LC Issuer hereunder with respect to any and all Facility LCs issued by such Lender in its sole discretion upon the Borrower's request. All references contained in this Agreement and the other Loan Documents to the "LC Issuer" shall be deemed to apply equally to each of the institutions referred to in CLAUSES (I) and (II) of this definition in their respective capacities as LC Issuer of any and all Facility LCs issued by each such institution.

     "LC OBLIGATIONS" means, without duplication, an amount equal to the sum of (i) the aggregate of the amount then available for drawing under each of the Facility LCs, (ii) the face amount of all outstanding LC Drafts corresponding to the Facility LCs, which drafts have been accepted by the applicable LC Issuer, (iii) the aggregate outstanding amount of all Reimbursement Obligations at such time and (iv) the aggregate face amount of all Facility LCs requested by the Borrower but not yet issued (unless the request for an unissued Facility LC has been denied).

     "LENDERS" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns.

     "LENDING INSTALLATION" means, with respect to a Lender, LC Issuer or the Agents, the office, branch, subsidiary or affiliate of such Lender or LC Issuer or Agents listed on the signature pages hereof or on a Schedule or otherwise selected by such Lender or LC Issuer or the Administrative Agent pursuant to SECTION 2.19.

     "LETTER OF CREDIT" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

     "LEVERAGE  RATIO" means, as of any date of  calculation,  the ratio of
(i) Consolidated Total Debt outstanding on such date to (ii) Consolidated Adjusted EBITDA for the Borrower's then most-recently ended four fiscal quarters.

     "LIEN" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

     "LOAN(S)" means, with respect to a Lender, such Lender's Syndicated Loan, and in the case of the Swing Line Lender, any Swing Line Loan made pursuant to SECTION 2.2 hereof, and collectively all Syndicated Loans and Swing Line Loans, whether made or continued as or converted to Floating Rate Loans or Eurodollar Loans.

     "LOAN DOCUMENTS" means this Agreement and Notes, if any, issued pursuant to SECTION 2.15, the Collateral Documents and the Subsidiary Guaranties.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the business, Property, condition (financial or otherwise), results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower and its Subsidiaries taken as a whole to perform their obligations under the Loan Documents to which they are a party, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agents, the LC Issuers or the Lenders thereunder.

     "MATERIAL DOMESTIC SUBSIDIARY(IES)" means each Consolidated Subsidiary of the Borrower (a) incorporated under the laws of any jurisdiction in the United States and (b) the total assets of which exceed, as at the end of any calendar quarter or, in the case of consummation of a Permitted Acquisition, at the time of consummation of the Permitted Acquisition, three percent (3.0%) of the consolidated total assets of the Borrower and its Consolidated Subsidiaries.

     "MATERIAL FOREIGN SUBSIDIARY(IES)" means each Consolidated Subsidiary of the Borrower (a) incorporated under the laws of any foreign jurisdiction and (b) the total assets of which exceed, as at the end of any calendar quarter or, in the case of consummation of a Permitted Acquisition, at the time of consummation of the Permitted Acquisition, three percent (3.0%) of the consolidated total assets of the Borrower and its Consolidated Subsidiaries; PROVIDED, HOWEVER, in the event that one or more of such Consolidated Subsidiaries are owned through another foreign Subsidiary, then the Administrative Agent shall notify the Borrower whether the "Material Foreign Subsidiary" shall be the holding company foreign Subsidiary or such holding company's Subsidiary or Subsidiaries, it being the intention of the parties that the Administrative Agent and the Lenders shall be provided with the maximum collateral protection without resulting in the net income of any foreign Subsidiary being deemed to have been repatriated under the provisions of the Code.

     "MATERIAL INDEBTEDNESS" is defined in SECTION 8.5.

     "MOODY'S" means Moody's Investors Service, Inc.

     "MULTIEMPLOYER PLAN" means a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

     "NEW SUBSIDIARY" is defined in SECTION 7.13(B).

     "NON-U.S. LENDER" is defined in SECTION 4.5(IV).

     "NOTE" means any promissory note issued at the request of a Lender pursuant to SECTION 2.15 in the form of EXHIBIT A and the Swing Line Note.

     "NOTICE OF ASSIGNMENT" is defined in SECTION 13.3.2.

     "OBLIGATIONS" means all Loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to either of the Agents, any Lender, any affiliate of either of the Agents or any Lender, the Swing Line Lender, any LC Issuer, or any indemnitee under the provisions of SECTION 10.6 or any other provisions of the Loan Documents, in each case of any kind or nature, present or future, arising under this Agreement, any Facility LC application agreements, the Collateral Documents or any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements, paralegals' fees (in each case whether or not allowed), and any other sum chargeable to the Borrower under this Agreement or any other Loan Document.

     "OBLIGOR GROUP" shall mean (a) the Borrower, (b) the Subsidiary Guarantors, (c) each Subsidiary the stock of which has been pledged pursuant to a Pledge Agreement and (d) each Subsidiary of the Borrower that is a party to a Pledge Agreement, as a pledgor.

     "OFF-BALANCE SHEET LIABILITY" of a Person means (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability under any Sale and Leaseback Transaction which does not create a liability on the balance sheet of such Person, (iii) any liability under any financing lease or so-called "synthetic lease" transaction entered into by such Person, or
(iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person, but excluding Operating Leases.

     "OPERATING LEASE" of a Person means any lease of Property (other than a Capitalized Lease) by such Person as lessee which has an original term (including any required renewals and any renewals effective at the option of the lessor) of one year or more.

     "OTHER TAXES" is defined in SECTION 4.5(II).

     "OUTSTANDING CREDIT EXPOSURE" means, as to any Lender at any time, the sum of (i) the aggregate principal amount of its Loans outstanding at such time plus (ii) its Outstanding LC Exposure at such time.

     "OUTSTANDING LC EXPOSURE" means, as to any Lender at any time, an amount equal to its Percentage of the LC Obligations at such time.

     "PARTICIPANTS" is defined in SECTION 13.2.1.

     "PAYMENT DATE" means the last day of each March, June, September and December.

     "PBGC"  means  the  Pension  Benefit  Guaranty  Corporation,   or  any
successor thereto.

     "PERCENTAGE" means, with respect to each Lender, the percentage that such Lender's Commitment constitutes of the Aggregate Commitment.

     "PERMITTED ACQUISITION" is defined in SECTION 7.13(A)(VI).

     "PERMITTED RECEIVABLES TRANSFER" means (i) a sale or other transfer by the Borrower or any of its Subsidiaries to a SPV of Receivables and Related Security under any Receivables Purchase Agreement, in accordance with the terms thereof and/or (ii) a sale by a SPV to purchasers of such assets in accordance with the terms of the Receivables Purchase Documents.

     "PERSON" means any natural person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

     "PLAN" means an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under SECTION 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

     "PLEDGE AGREEMENT" means a Pledge Agreement, containing substantially the terms set forth in EXHIBIT B hereto, duly executed and delivered by the Borrower (or the applicable Subsidiary of the Borrower) to and in favor of the Administrative Agent, the LC Issuers and the Lenders, as it may from time to time be amended, supplemented or otherwise modified with respect to sixty-five percent (65%) of the outstanding capital stock of each of the Borrower's Material Foreign Subsidiaries, modified as deemed reasonably acceptable by the Administrative Agent to reflect foreign law provisions, customs and practices, in each case as amended, modified, supplemented or restated from time to time.

     "PRICING SCHEDULE" means the Schedule attached hereto identified as such.

     "PRIME RATE" means a rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

     "PROPERTY" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

     "PURCHASERS" is defined in SECTION 13.3.1.

     "QUARTERLY FINANCIAL STATEMENTS" is defined in SECTION 7.1(I)(B).

     "RATE HEDGING AGREEMENT" means an agreement, device or arrangement providing for payments which are related to fluctuations of interest rates, exchange rates or forward rates, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants.

         "RATE HEDGING OBLIGATIONS" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Hedging Agreements, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Rate Hedging Agreement.

     "RECEIVABLES AND RELATED SECURITY" means (i) "Receivables" and "Related Security" as such terms are defined in the Receivables Purchase Agreement to which Blade Receivables Corporation is a party and (ii) any similarly defined terms as utilized in any other Receivables Purchase Agreement entered into by the Borrower and/or one of its Subsidiaries and a SPV.

     "RECEIVABLES FACILITY ATTRIBUTED INDEBTEDNESS" means the amount of obligations outstanding under a receivables purchase facility on any date of determination that would be characterized as principal if such facility were structured as a secured lending transaction rather than as a purchase.

     "RECEIVABLES FACILITY FINANCING COSTS" means such portion of the cash fees, service charges, and other costs, as well as all collections or other amounts retained by purchasers of receivables pursuant to a receivables purchase facility, which are in excess of amounts paid to the Borrower and its Consolidated Subsidiaries under any receivables purchase facility for the purchase of receivables pursuant to such facility and are the equivalent of the interest component of the financing if the transaction were characterized as an on-balance sheet transaction. For sake of clarity, it is understood and agreed that the calculation of the Receivables Facility Financing Costs shall be made consistent with the way in which the Receivables Facility Financing Costs have been calculated under the Existing Credit Agreements.

     "RECEIVABLES PURCHASE AGREEMENTS" means (a) that certain Receivables Purchase Agreement dated as of December 13, 1995, among Howmet Corporation, certain of its Subsidiaries and Blade Receivables Corporation, pursuant to which Howmet Corporation and such Subsidiaries sell to Blade Receivables Corporation certain of their Receivables and Related Security, as such agreement has been or may hereafter be amended, restated or otherwise modified from time to time, or any replacement or substitution therefor and (b) any other similarly structured receivables purchase agreement among the Borrower, one or more Subsidiaries of the Borrower and one or more SPVs, pursuant to which the Borrower and such Subsidiaries sell to such SPVs certain of their accounts receivables and related security (the scope and structure of such transactions to be in all material respects like the transaction involving Blade Receivables Corporation), as such agreement may be amended, restated or otherwise modified from time to time, or any replacement or substitution therefor.

     "RECEIVABLES   PURCHASE  DOCUMENTS"  means  the  Receivables  Purchase
Agreements and the other documents, instruments and agreements executed in connection therewith.

     "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

     "REIMBURSEMENT OBLIGATIONS" means, at any time, the aggregate of all obligations of the Borrower then outstanding under ARTICLE III to reimburse the LC Issuers for amounts paid by the LC Issuers in respect of any one or more drawings under Facility LCs.

     "REPLACEMENT LENDER" is defined in SECTION 2.21 hereof.

     "REPORTABLE EVENT" means a reportable event as defined in SECTION 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of SECTION 4043(A) of ERISA that it be notified within 30 days of the occurrence of such event, PROVIDED, HOWEVER, that a failure to meet the minimum funding standard of SECTION 412 of the Code and of SECTION 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either SECTION 4043(A) of ERISA or SECTION 412(D) of the Code.

     "REPORTS" is defined in SECTION 10.6.

     "REQUIRED LENDERS" means Lenders in the aggregate having at least 51% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 51% of the Aggregate Outstanding Credit Exposure.

     "RESERVE REQUIREMENT" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on "Eurocurrency liabilities" (as defined in Regulation D).

     "RISK-BASED CAPITAL GUIDELINES" is defined in SECTION 4.2.

     "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

     "SALE AND LEASEBACK TRANSACTION" means any sale or other transfer of Property by any Person with the intent to lease such Property as lessee.

     "SCHEDULE" refers to a specific schedule to this Agreement, unless another document is specifically referenced.

     "SECTION" means a numbered section of this Agreement, unless another document is specifically referenced.

     "SPV" means, (a) Blade Receivables Corporation, a Nevada corporation, and its successors and assigns and (b) any other special purpose entity established for the purpose of purchasing receivables in connection with a receivables securitization transaction permitted under the terms of this Agreement.

     "SUBSIDIARY" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

     "SUBSIDIARY GUARANTORS" means (a) (i) all of the Borrower's Material Domestic Subsidiaries as of the Closing Date and (ii) all of the Borrower's domestic Consolidated Subsidiaries as of the Closing Date which become Material Domestic Subsidiaries as at the end of any calendar quarter and which have satisfied the provisions of SECTION 7.13(D), in each case, other than the SPVs and the Howmet Companies, (b) all of the Howmet Companies which are Material Domestic Subsidiaries as of the Howmet Documentation Date and which have satisfied the provisions of SECTION 7.13(C) and (c) any other New Subsidiaries (other than foreign corporations) which are Material Domestic Subsidiaries as at the end of any calendar quarter (or if acquired in connection with a Permitted Acquisition, at the time of the consummation of such Permitted Acquisition) and which have satisfied the provisions of
SECTION 7.13(B), and in each case their respective successors and assigns.

     "SUBSIDIARY GUARANTY" means a Subsidiary Guaranty, substantially in the form of EXHIBIT C hereto, duly executed by the Subsidiary Guarantors in favor of the Administrative

Agent, for the ratable benefit of the Agents, the Swing Line Lender, the LC Issuers and the Lenders, as it may be amended, modified, supplemented and/or restated (including to add new Subsidiary Guarantors), and as in effect from time to time.

     "SUBSIDIARY GUARANTY SUPPLEMENT" means a supplement to the Subsidiary Guaranty, substantially in the form of ANNEX I attached to the Subsidiary Guaranty.

     "SUBSTANTIAL PORTION" means, with respect to the Property of the Borrower and its Subsidiaries, Property which represents more than 10% of the consolidated assets of the Borrower and its Consolidated Subsidiaries as would be shown in the consolidated financial statements of the Borrower and its Consolidated Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made.

     "SWING LINE COMMITMENT" means the obligation of the Swing Line Lender to make Swing Line Loans up to a maximum principal amount of $15,000,000 at any one time outstanding.

     "SWING LINE LENDER" means Bank One or any other Lender as a successor Swing Line Lender.

     "SWING LINE LOAN" means a Loan made available to the Borrower by the Swing Line Lender pursuant to SECTION 2.2 hereof.

     "SWING LINE NOTE" means a promissory note, in substantially the form of EXHIBIT G hereto, duly executed by the Borrower and payable to the order of the Swing Line Lender in the amount of its Swing Line Commitment, including any amendment, restatement, modification, renewal or replacement of such Swing Line Note.

     "SYNDICATED LOAN(S)" means, with respect to a Lender, that portion of any Advance made by such Lender pursuant to SECTION 2.1 hereof, as applicable.

     "TAXES" means any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and any and all liabilities with respect to the foregoing, but EXCLUDING Excluded Taxes.

     "364-DAY CREDIT AGREEMENT" means that certain 364-Day Revolving Credit Agreement of even date herewith among the Borrower, the institutions from time to time parties thereto as lenders, Bank One, NA, as Administrative Agent, ABN AMRO Bank N.V., as Syndication Agent and Bank of America, N.A. and Wachovia Bank, N.A., as Co-Documentation Agents, as the same may be amended, modified, supplemented and/or restated and as in effect from time to time.

     "TRANSFEREE" is defined in SECTION 13.4.

     "TYPE" means, with respect to any Advance, its nature as a Floating Rate Advance or a Eurodollar Advance.

     "UNFUNDED LIABILITIES" means the amount (if any) by which the present value of all vested and unvested accrued benefits under all Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined under and in accordance with Financial Accounting Standard Board Statement 87.

     "UNMATURED DEFAULT" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

     "UTILIZATION FEE" is defined in SECTION 2.7.

     "WHOLLY-OWNED SUBSIDIARY" of a Person means (i) any Consolidated Subsidiary all of the outstanding voting securities of which (other than directors' qualifying shares) shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or (ii) any partnership, limited liability company, association, joint venture or similar business organization 100% of the ownership interests of which shall at the time be so owned or controlled.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                          ARTICLE II: THE CREDITS

     2.1. COMMITMENT. From and including the date of this Agreement and prior to the Facility Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Syndicated Loans to the Borrower from time to time; PROVIDED, that upon giving effect to each such Syndicated Loan, the sum of (i) the aggregate outstanding principal amount of all Syndicated Loans made by such Lender PLUS (ii) such Lender's Outstanding LC Exposure, shall not exceed such Lender's Commitment. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Syndicated Loans at any time prior to the Facility Termination Date. The Commitments to lend hereunder shall expire automatically on the Facility Termination Date.

     2.2. SWING LINE LOANS. (a) AMOUNT OF SWING LINE LOANS. Upon the satisfaction of the conditions precedent set forth in SECTION 5.1 and 5.2, from and including the date of this Agreement and prior to the Facility Termination Date, the Swing Line Lender agrees, on the terms and conditions set forth in this Agreement, to make swing line loans to the Borrower from time to time, in Dollars, in an aggregate amount outstanding at any time not to exceed the Swing Line Commitment (each, individually, a "SWING LINE LOAN" and collectively, the "SWING LINE LOANS"); PROVIDED, HOWEVER, at no time shall the Aggregate Outstanding Credit Exposure exceed the Aggregate Commitments; and PROVIDED, FURTHER, that at no time shall the sum of (a) the outstanding amount of the Swing Line Loans, PLUS (b) the outstanding amount of Syndicated Loans made by the Swing Line Lender pursuant to
SECTION 2.1 (after giving effect to any concurrent repayment of Loans) PLUS
(c) the Swing Line Lender's Outstanding LC Exposure, exceed the Swing Line Lender's Commitment at such time. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Swing Line Loans at any time prior to the Facility Termination Date.

     (b) BORROWING NOTICE; APPLICABLE INTEREST RATE; MINIMUMS. The Borrower shall deliver to the Administrative Agent and the Swing Line Lender a notice of borrowing, signed by it, not later than 11:00 a.m. (Chicago time) on the Borrowing Date of each Swing Line Loan, specifying (i) the applicable Credit Extension Date (which shall be a Business Day), and (ii) the aggregate amount of the requested Swing Line Loan. The Swing Line Loans shall bear interest at such rate as shall have been agreed to between the Borrower and the Swing Line Lender or if no such rate has been agreed to, at the Floating Rate but shall otherwise be subject to the terms applicable to Floating Rate Loans hereunder. The Swing Line Loans shall be in an amount not less than $1,000,000 and multiples of $100,000 in excess thereof.

     (c) MAKING OF SWING LINE LOANS. Promptly after receipt of the Borrowing Notice under SECTION 2.2(B) in respect of Swing Line Loans, the Administrative Agent shall notify each Lender by telex or telecopy, or other similar form of transmission, of the requested Swing Line Loan. Not later than 2:00 p.m. (Chicago time) on the applicable Borrowing Date, the Swing Line Lender shall make available its Swing Line Loan, in funds immediately available in Chicago to the Administrative Agent at its address specified pursuant to ARTICLE XIV. The Administrative Agent will promptly make the funds so received from the Swing Line Lender available to the Borrower at the Administrative Agent's aforesaid address.

     (d) REPAYMENT OF SWING LINE LOANS. The Swing Line Loans shall be evidenced by the Swing Line Note, and each Swing Line Loan shall be paid in full by the Borrower on or before the fifth Business Day after the Borrowing Date for such Swing Line Loan. The Borrower may at any time repay or prepay, without penalty or premium, all outstanding Swing Line Loans or, in a minimum amount of $1,000,000 (with increments of $100,000 in excess thereof), any portion of the outstanding Swing Line Loans, upon notice to the Administrative Agent and the Swing Line Lender. Swing Line Loans may be repaid with the proceeds of a new Swing Line Loan. In addition, the Administrative Agent may at any time in its sole discretion with respect to any outstanding Swing Line Loan require each Lender (including the Swing Line Lender in its capacity as a Lender) to make a Syndicated Loan under
SECTION 2.1 in the amount of such Lender's Percentage of such Swing Line Loan, for the purpose of repaying such Swing Line Loan. Not later than 3:00 p.m. (Chicago time) on the date of any notice received pursuant to this
SECTION 2.2(D), each Lender shall make available its required Syndicated Loan or Syndicated Loans, in funds immediately available in Chicago to the Administrative Agent at its address specified pursuant to ARTICLE XIV. Syndicated Loans made pursuant to this SECTION 2.2(D) shall initially be Floating Rate Loans and thereafter may be continued as Floating Rate Loans or converted into Eurodollar Rate Loans in the manner provided in SECTION
2.10 and subject to the other conditions and limitations therein set forth and set forth in this ARTICLE II. Unless a Lender shall have notified the Swing Line Lender, prior to its making any Swing Line Loan, that any applicable condition precedent set forth in SECTIONS 5.1 and 5.2 had not then been satisfied, such Lender's obligation to make Syndicated Loans pursuant to this SECTION 2.2(D) to repay Swing Line Loans shall be unconditional, continuing, irrevocable and absolute and shall not be affected by any circumstances, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Administrative Agent, the Swing Line Lender or any other Person, (B) the occurrence or continuance of a Default or Unmatured Default, (C) any adverse change in the condition (financial or otherwise) of the Borrower or any of its Subsidiaries, or (D) any other circumstances, happening or event whatsoever. In the event that any Lender fails to make payment to the Administrative Agent of any amount due under this SECTION 2.2(D), the Administrative Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until the Administrative Agent receives such payment from such Lender or such obligation is otherwise fully satisfied. In addition to the foregoing, if for any reason any Lender fails to make payment to the Administrative Agent of any amount due under this SECTION 2.2(D), such Lender shall be deemed, at the option of the Administrative Agent, to have unconditionally and irrevocably purchased from the Swing Line Lender, without recourse or warranty, an undivided interest and participation in the applicable Swing Line Loan in the amount of such Syndicated Loan, and such interest and participation may be recovered from such Lender together with interest thereon at the Federal Funds Effective Rate for each day during the period commencing on the date of demand and ending on the date such amount is received. On the Facility Termination Date, the Borrower shall repay in full the outstanding principal balance of the Swing Line Loans.

     2.3. REQUIRED PAYMENTS; TERMINATION. This Agreement shall be effective until the Facility Termination Date. Any outstanding Loans and all other unpaid Obligations shall be paid in full by the Borrower on the Facility Termination Date and the Borrower shall cause the beneficiaries to cancel all Facility LCs or shall otherwise provide cash collateral or other credit support therefor on terms and conditions acceptable to the LC Issuers and the Required Lenders. Notwithstanding the termination of this Agreement on the Facility Termination Date, until all of the Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied, all financing arrangements among the Borrower and the Lenders shall have been terminated and all of the Letters of Credit shall have expired, been canceled or terminated (or credit support provided therefor as set forth above), all of the rights and remedies under this Agreement and the other Loan Documents shall survive and the Administrative Agent shall be entitled to retain its security interest in and to all existing and future collateral.

     2.4. RATABLE LOANS. Each Advance hereunder shall consist of Syndicated Loans made from the several Lenders ratably in proportion to the ratio that their respective Commitments bear to the Aggregate Commitment.

     2.5. TYPES OF ADVANCES. The Advances may be Floating Rate Advances or Eurodollar Advances, or a combination thereof, selected by the Borrower in accordance with SECTIONS 2.10 and 2.11.

     2.6. FACILITY FEE; REDUCTIONS IN AGGREGATE COMMITMENT. The Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders a facility fee ("FACILITY FEE") at a per annum rate equal to the Applicable Facility Fee Rate multiplied by the Aggregate Commitment from the date hereof to and including the Facility Termination Date, payable on each Payment Date hereafter and on the Facility Termination Date. The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders in integral multiples of $25,000,000, upon at least three Business Days' written notice to the Administrative Agent, which notice shall specify the amount of any such reduction, PROVIDED, HOWEVER, that the amount of the Aggregate Commitment may not be reduced below the aggregate principal amount of the Aggregate Outstanding Credit Exposure. Without limiting the foregoing, all accrued Facility Fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Syndicated Loans hereunder.

     2.7. UTILIZATION FEE. If, at the end of any fiscal quarter, the average daily Combined Utilized Amount during such quarter exceeded thirty-three percent (33.0%) but was less than or equal to sixty-seven percent (67.0%) of the average daily amount of the Combined Commitment during such quarter, the Borrower will pay to the Administrative Agent for the ratable benefit of the Lenders a utilization fee of 0.125% on the average daily Combined Utilized Amount during such quarter. If, at the end of any fiscal quarter, the average daily Combined Utilized Amount during such quarter was greater than sixty-seven percent (67.0%) of the average daily amount of the Combined Commitment during such quarter, the Borrower will pay to the Administrative Agent for the ratable benefit of the Lenders a utilization fee of 0.25% on the average daily Combined Utilized Amount during such quarter. The fees owing pursuant to this SECTION 2.7 (the
"UTILIZATION FEE") shall be payable on each Payment Date hereafter and on the Facility Termination Date.

     2.8. MINIMUM AMOUNT OF EACH ADVANCE. Each Advance (other than an Advance to repay Swing Line Loans pursuant to SECTION 2.2(D) or a Reimbursement Obligations pursuant to SECTION 3.6) shall be in the minimum amount of $25,000,000 (and in multiples of $5,000,000 if in excess thereof), PROVIDED, HOWEVER, that any Floating Rate Advance may be in the amount of the Available Aggregate Commitment.

     2.9. OPTIONAL PRINCIPAL PAYMENTS. The Borrower may from time to time pay, without penalty or premium, all outstanding Floating Rate Advances, or, in a minimum aggregate amount of $25,000,000 or any integral multiple of $5,000,000 in excess thereof, any portion of the outstanding Floating Rate Advances upon one Business Day's prior notice to the Administrative Agent. The Borrower may from time to time pay, subject to the payment of any funding indemnification and breakage cost amounts required by SECTION
4.4 but without penalty or premium, any or all outstanding Eurodollar Advances upon three Business Days' prior notice to the Administrative Agent.

     2.10. METHOD OF SELECTING TYPES AND INTEREST PERIODS FOR NEW ADVANCES. The Borrower shall select the Type of Advance and, in the case of each Eurodollar Advance, the Interest Period applicable thereto from time to time; PROVIDED, that there shall be no more than eight (8) Interest Periods in effect with respect to all of the Syndicated Loans at any time, unless such limit has been waived by the Administrative Agent in its sole discretion. The Borrower shall give the Administrative Agent irrevocable notice (a "BORROWING NOTICE") not later than 11:00 a.m. (Chicago time) at least one Business Day before the Borrowing Date of each Floating Rate Advance and three Business Days before the Borrowing Date for each Eurodollar Advance, specifying:

     (i) the Borrowing Date, which shall be a Business Day, of such Advance,

     (ii) the aggregate amount of such Advance,

     (iii) the Type of Advance selected, and

     (iv) in the case of each Eurodollar Advance, the Interest Period applicable thereto.

Promptly after receipt of any Borrowing Notice, the Administrative Agent shall provide the Lenders with notice thereof. Not later than 1:00 p.m. (Chicago time) on each Borrowing Date, each Lender shall make available its Syndicated Loan or Syndicated Loans in funds immediately available in Chicago to the Administrative Agent at its address specified pursuant to
ARTICLE XIV. The Administrative Agent will make the funds so received from the Lenders available to the Borrower at the Administrative Agent's aforesaid address.

     2.11. CONVERSION AND CONTINUATION OF OUTSTANDING ADVANCES. Each Floating Rate Advance shall continue as Floating Rate Advances unless and until such Floating Rate Advances are converted into Eurodollar Advances pursuant to this SECTION 2.11 or are repaid in accordance with SECTION 2.9. Each Eurodollar Advance shall continue as a Eurodollar Advance until the end of the then applicable Interest Period therefor, at which time such Eurodollar Advance shall be automatically converted into a Floating Rate Advance unless (x) such Eurodollar Advance is or was repaid in accordance with SECTION 2.9 or (y) the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice (as defined below) requesting that, at the end of such Interest Period, such Eurodollar Advance continue as a Eurodollar Advance for the same or another Interest Period. Subject to the terms of SECTION 2.11, the Borrower may elect from time to time to convert all or any part of a Floating Rate Advance into a Eurodollar Advance. The Borrower shall give the Administrative Agent irrevocable notice (a "CONVERSION/CONTINUATION NOTICE") of each conversion of any Floating Rate Advance into a Eurodollar Advance or continuation of a Eurodollar Advance not later than 11:00 a.m. (Chicago time) at least three Business Days prior to the date of the requested conversion or continuation, specifying:

     (i) the requested date, which shall be a Business Day, of such conversion or continuation,

     (ii) the aggregate amount and Type of the Advance which is to be converted or continued, and

     (iii) the amount of such Advance which is to be converted into or continued as a Eurodollar Advance and the duration of the Interest Period applicable thereto.

Promptly  after  receipt  of  any   Conversion/Continuation   Notice,   the
Administrative Agent shall provide the Lenders with notice thereof.

     2.12. CHANGES IN INTEREST RATE, ETC. Each Floating Rate Advance and Swing Line Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Advance or Swing Line Loan is made or is automatically converted from a Eurodollar Advance into a Floating Rate Advance pursuant to SECTION 2.11, to but excluding the date it is paid or, for Floating Rate Advances, is converted into a Eurodollar Advance pursuant to SECTION 2.11 hereof, at a rate per annum equal to the Floating Rate for such day or, in the case of the Swing Line Loans, such other rate as shall have been agreed to between the Borrower and the Swing Line Lender. Changes in the rate of interest on any Floating Rate Advance and each

Swing Line Loan bearing interest by reference to the Floating Rate will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Advance shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined by the Administrative Agent as applicable to such Eurodollar Advance based upon the Borrower's selections under SECTION 2.10 and 2.11 and otherwise in accordance with the terms hereof. Changes in the rate of interest on any Eurodollar Advance will take effect simultaneously with each change in the Applicable Margin. No Interest Period may end after the Facility Termination Date.

     2.13. RATES APPLICABLE AFTER DEFAULT. Notwithstanding anything to the contrary contained in SECTION 2.10 or 2.11, during the continuance of a Default the Administrative Agent or the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of SECTION 9.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that no Advance may be made as, converted into or continued as a Eurodollar Advance. During the continuance of a Default, the Administrative Agent or the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of SECTION 9.2 requiring unanimous consent of the Lenders to changes in interest rates), declare that (i) each Advance shall bear interest at the then highest Floating Rate or Eurodollar Rate (utilizing the highest Applicable Margin as reflected on the Pricing Schedule) in effect from time to time plus 2% per annum and (ii) the fees payable with respect to Letters of Credit pursuant to SECTION 3.8 shall be increased to the highest Applicable LC Fee Percentage plus 2% per annum, PROVIDED that, during the continuance of a Default under SECTIONS 8.2, 8.6 or 8.7, the interest rate described in CLAUSE (I) above and the letter of credit fee described in CLAUSE (II) above shall be applicable without any election or action on the part of the Administrative Agent or any Lender.

     2.14. METHOD OF PAYMENT. All payments of the Obligations hereunder shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to ARTICLE XIV, or at any other Lending Installation of the Administrative Agent specified in writing by the Administrative Agent to the Borrower, by noon (local time) on the date when due and shall be applied ratably by the Administrative Agent among the Lenders. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to ARTICLE XIV or at any Lending Installation specified in a notice received by the Administrative Agent from such Lender. The Administrative Agent is hereby authorized to charge the account of the Borrower maintained with Bank One for each payment of principal, interest and fees as it becomes due hereunder. Each reference to the Administrative Agent in this SECTION 2.14 shall also be deemed to refer, and shall apply equally, to a LC Issuer, in the case of payments required to be made by the Borrower to such LC Issuer pursuant to ARTICLE
III. Notwithstanding anything herein to the contrary, neither the Administrative Agent nor any LC Issuer shall be permitted to charge the account of the Borrower maintained with Bank One for any payment of any amounts payable pursuant to CLAUSE (IV) of SECTION 3.8.

     2.15. NOTELESS AGREEMENT; EVIDENCE OF INDEBTEDNESS. (i) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (ii) The Administrative Agent shall also maintain accounts in which it will record (a) the amount of each Loan made hereunder, the Type thereof and the Interest Period with respect thereto, (b) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (c) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

     (iii) The entries maintained in the accounts maintained pursuant to paragraphs (i) and (ii) above shall be PRIMA FACIE evidence of the existence and amounts of the Obligations therein recorded; PROVIDED, HOWEVER, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.

     (iv) Any Lender may request that its Loans be evidenced by a promissory note (a "NOTE"). In such event, the Borrower shall execute and deliver to such Lender a Note payable to the order of such Lender in a form supplied by the Administrative Agent. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after any assignment pursuant to SECTION 13.3) be represented by one or more Notes payable to the order of the payee named therein or any assignee pursuant to
SECTION 13.3, except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described in paragraphs (i) and (ii) above.

     2.16. TELEPHONIC NOTICES. The Borrower hereby authorizes the Lenders, the Swing Line Lender and the Administrative Agent to extend, convert or continue Advances and Swing Line Loans, effect selections of Types of Advances and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent, the Swing Line Lender or any Lender in good faith believes to be acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent, the Swing Line Lender or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Administrative Agent, the Swing Line Lender and the Lenders, the records of the Administrative Agent, the Swing Line Lender and the Lenders shall govern absent manifest error.

     2.17. INTEREST PAYMENT DATES; INTEREST AND FEE BASIS. Interest accrued on each Floating Rate Advance and Swing Line Loan shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof and at maturity. Interest accrued on each Eurodollar Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such

Interest Period. Interest accrued on Eurodollar Advances, fees payable with respect to Facility LCs, Facility Fees, Utilization Fees and Floating Rate Advances and Swing Line Loans where the basis for calculation is the Federal Funds Effective Rate shall be calculated for actual days elapsed on the basis of a year of 360 days, and interest accrued on Floating Rate Advances and Swing Line Loans where the basis for calculation is the Prime Rate shall be calculated for actual days elapsed on the basis of a year or 365, or when appropriate 366, days. Interest shall be payable for the day an Advance or Swing Line Loan is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance or Swing Line Loan or any fee shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

     2.18. NOTIFICATION OF ADVANCES, INTEREST RATES, PREPAYMENTS AND COMMITMENT REDUCTIONS. Promptly after receipt thereof, the Administrative Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Borrowing Notice, Conversion/Continuation Notice, and repayment notice received by it hereunder. The Administrative Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

     2.19. LENDING INSTALLATIONS. Each Lender may book its Loans at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Loans and any Notes issued hereunder shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written notice to the Administrative Agent and the Borrower in accordance with ARTICLE XIV, designate replacement or additional Lending Installations through which Loans will be made by it and for whose account Loan payments are to be made.

     2.20. NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT. Unless the Borrower or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Swing Line Lender or any of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Administrative Agent, the recipient of such payment shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (x) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (y) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

     2.21. REPLACEMENT OF CERTAIN LENDERS. In the event a Lender ("AFFECTED LENDER") shall have: (i) failed to fund its pro rata share of any Advance requested by the Borrower, or to fund a Syndicated Loan in order to repay Swing Line Loans pursuant to SECTION 2.2(D) or Reimbursement Obligations or participations with respect to Letters of Credit pursuant to SECTION 3.5 or
SECTION 3.6, which such Lender is obligated to fund under the terms of this Agreement and which failure has not been cured, (ii) requested compensation from the Borrower under SECTIONS 4.1, 4.2 or 4.5 to recover Taxes, Other Taxes or other additional costs incurred by such Lender which are not being incurred generally by the other Lenders, (iii) delivered a notice pursuant to SECTION 4.3 claiming that such Lender is unable to extend Eurodollar Rate Loans to the Borrower for reasons not generally applicable to the other Lenders or (iv) has invoked SECTION 10.2, then, in any such case, the Borrower or the Administrative Agent may make written demand on such Affected Lender (with a copy to the Administrative Agent in the case of a demand by the Borrower and a copy to the Borrower in the case of a demand by the Administrative Agent) for the Affected Lender to assign, and such Affected Lender shall assign pursuant to one or more duly executed assignments and acceptances in substantially the form of EXHIBIT D five (5) Business Days after the date of such demand, to one or more financial institutions that comply with the provisions of SECTION 13.3.1 which the Borrower or the Administrative Agent, as the case may be, shall have engaged for such purpose ("REPLACEMENT LENDER"), all of such Affected Lender's rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment, all Loans owing to it, all of its participation interests in existing Letters of Credit, and its obligation to participate in additional Letters of Credit hereunder) in accordance with SECTION 13.3. With respect to such assignment, the Affected Lender shall not be obligated to effect such an assignment unless it has concurrently received, in cash, all amounts due and owing to the Affected Lender hereunder or under any other Loan
Document, including, without limitation, the aggregate outstanding principal amount of the Loans owed to such Lender, together with accrued interest thereon through the date of such assignment, amounts payable under SECTIONS 4.1, 4.2 and 4.5 with respect to such Affected Lender and compensation payable under SECTION 2.6 in the event of any replacement of any Affected Lender under CLAUSE (II) or CLAUSE (III) of this SECTION 2.21; PROVIDED that upon such Affected Lender's replacement, such Affected Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of SECTIONS 4.1, 4.2, 4.4, 4.5 and 10.6, as well as to any fees accrued for its account hereunder and not yet paid, and shall continue to be obligated under SECTION 11.8 with respect to amounts not reimbursed by the Borrower, expenses or other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements imposed on, incurred by or asserted against the Administrative Agent in any way relating to matters which occurred prior to such assignment. The Administrative Agent agrees, upon the occurrence of such events with respect to an Affected Lender and upon the written request of the Borrower, to use its reasonable efforts to obtain commitments from one or more financial institutions to act as a Replacement Lender.

                 ARTICLE III: THE LETTER OF CREDIT FACILITY

         3.1. OBLIGATION TO ISSUE. Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and covenants of the Borrower herein set forth, Bank One agrees to issue and each other LC Issuer hereby agrees to issue for the account of the

Borrower through such LC Issuer's branches as it and the Borrower may jointly agree, one or more Letters of Credit as Facility LCs in accordance with this ARTICLE III, from time to time during the period, commencing on the date hereof and ending on the Business Day prior to the Facility Termination Date.

     3.2. TYPES AND AMOUNTS. No LC Issuer shall have any obligation to and no LC Issuer shall:

     (i) issue any Facility LC if on the date of issuance, before or after giving effect to the Facility LC requested hereunder, (a) Aggregate Outstanding Credit Exposure at such time would exceed the Commitments at such time, or (b) the Aggregate Outstanding LC Exposure would exceed $50,000,000;

     (ii) issue any Facility LC which has an expiration date later than the date which is one (1) year after the date of issuance thereof; PROVIDED that any Facility LC with a one-year tenor may provide for the automatic extension of the expiration date for successive periods of up to one-year (which shall in no event extend beyond the date set forth in clause (iii) below);

     (iii)issue any  Facility  LC which has an  expiration  date later than
          five  (5)  Business  Days  immediately   preceding  the  Facility
          Termination Date; or

     (iv) issue any Facility LC denominated in any currency other than U.S. Dollars

     3.3. CONDITIONS. In addition to being subject to the satisfaction of the conditions contained in SECTIONS 5.1 and 5.2, the obligation of a LC Issuer to issue any Facility LC is subject to the satisfaction in full of the following conditions:

     (i) the Borrower shall have delivered to the applicable LC Issuer (with copies delivered simultaneously to the Administrative Agent) at such times and in such manner as such LC Issuer may reasonably prescribe, a request for issuance of such Facility LC in such form as shall be reasonably required by such LC Issuer, duly executed applications for such Facility LC, and such other customary documents, instructions and agreements as may be required pursuant to the terms thereof (all such applications, documents, instructions, and agreements being referred to herein as the "LC DOCUMENTS"), and the proposed Facility LC shall be reasonably satisfactory to such LC Issuer as to form and content; and

     (ii) as of the date of issuance no order, judgment or decree of any court, arbitrator or governmental authority shall purport by its terms to enjoin or restrain the applicable LC Issuer from issuing such Facility LC and no law, rule or regulation applicable to such LC Issuer and no request or directive (whether or not having the force of law) from a governmental authority with jurisdiction over such LC Issuer shall prohibit or request that such LC Issuer refrain from the issuance of Facility LCs generally or the issuance of that Facility LC.

To the extent that any provision of any LC Document cannot reasonably be construed to be consistent with this Agreement, requires greater collateral security or imposes additional obligations not reasonably related to customary letter of credit arrangements, such provision shall be invalid and this Agreement shall control.

     3.4. PROCEDURE FOR ISSUANCE OF FACILITY LCS. (a) Subject to the terms and conditions of this ARTICLE III and provided that the applicable conditions set forth in SECTIONS 5.1 and 5.2 hereof have been satisfied, the applicable LC Issuer shall, on the requested date, issue a Facility LC on behalf of the Borrower in accordance with such LC Issuer's usual and customary business practices and, in this connection, such LC Issuer may assume that the applicable conditions set forth in SECTION 5.2 hereof have been satisfied unless it shall have received notice to the contrary from the Administrative Agent or a Lender or has knowledge that the applicable conditions have not been met.

     (b) Immediately upon such issuance, the applicable LC Issuer shall give the Administrative Agent written or telex notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Facility LC, PROVIDED, HOWEVER, that the failure to provide such notice shall not result in any liability on the part of such LC Issuer. Promptly after receipt thereof, the Administrative Agent shall provide the Lenders with any such notice from any LC Issuer.

     (c) No LC Issuer shall extend or amend or otherwise modify any Facility LC unless the requirements of this ARTICLE III are met as though a new Facility LC was being requested and issued.

     3.5. FACILITY LC PARTICIPATION. Immediately upon the issuance of each Facility LC hereunder, each Lender shall be deemed to have automatically, irrevocably and unconditionally purchased and received from the applicable LC Issuer an undivided interest and participation in and to such Facility LC, the obligations of the Borrower in respect thereof, and the liability of such LC Issuer thereunder (collectively, an "LC INTEREST") in an amount equal to the amount available for drawing under such Facility LC multiplied by such Lender's Percentage. Each LC Issuer will notify each Lender promptly upon presentation to it of an LC Draft or upon any other draw under a Facility LC. On or before the Business Day on which a LC Issuer makes payment of each such LC Draft or, in the case of any other draw on a Facility LC, on demand by the Administrative Agent, each Lender shall make payment to the Administrative Agent, for the account of the applicable LC Issuer, in immediately available funds in an amount equal to such Lender's Percentage of the amount of such payment or draw. The obligation of each Lender to reimburse the LC Issuers under this SECTION 3.5 shall be unconditional, continuing, irrevocable and absolute. In the event that any Lender fails to make payment to the Administrative Agent of any amount due under this SECTION 3.5, the Administrative Agent shall be entitled to receive, retain and apply against such obligation the principal and
interest   otherwise   payable   to  such   Lender   hereunder   until  the
Administrative Agent receives such payment from such Lender or such obligation is otherwise fully satisfied; PROVIDED, HOWEVER, that nothing contained in this sentence shall relieve such Lender of its obligation to reimburse the applicable LC Issuer for such amount in accordance with this
SECTION 3.5.

     3.6. REIMBURSEMENT OBLIGATION. The Borrower agrees unconditionally, irrevocably and absolutely to pay immediately to the Administrative Agent, for the account of the Lenders, the amount of each advance which may be drawn under or pursuant to a Facility LC or an LC Draft related thereto (such obligation of the Borrower to reimburse the Administrative Agent for an advance made under a Facility LC or LC Draft being hereinafter referred to as a "REIMBURSEMENT OBLIGATION" with respect to such Facility LC or LC Draft). If the Borrower at any time fails to repay a Reimbursement Obligation pursuant to this SECTION 3.6, the Borrower shall be deemed to have elected to borrow Syndicated Loans from the Lenders, as of the date of the advance giving rise to the Reimbursement Obligation, equal in amount to the amount of the unpaid Reimbursement Obligation. Such Syndicated Loans shall be made as of the date of the payment giving rise to such Reimbursement Obligation, automatically, without notice and without any requirement to satisfy the conditions precedent otherwise applicable to an Advance. Such Syndicated Loans shall constitute a Floating Rate Advance, the proceeds of which Advance shall be used to repay such Reimbursement Obligation. If, for any reason, the Borrower fails to repay a Reimbursement Obligation on the day such Reimbursement Obligation arises and, for any reason, the Lenders are unable to make or have no obligation to make Syndicated Loans, then such Reimbursement Obligation shall bear interest from and after such day, until paid in full, at the interest rate applicable to a Floating Rate Advance.

     3.7. CASH COLLATERAL. Notwithstanding anything to the contrary herein or in any application for a Facility LC, after acceleration of the Obligations pursuant to SECTION 9.1, the Borrower shall, upon the Administrative Agent's demand, deliver to the Administrative Agent for the benefit of the Lenders and the LC Issuers, cash, or other collateral of a type satisfactory to the Required Lenders, having a value, as determined by such Lenders, equal to the aggregate outstanding LC Obligations. Any such collateral shall be held by the Administrative Agent in a separate interest bearing account appropriately designated as a cash collateral account in relation to this Agreement and the Facility LCs and retained by the Administrative Agent for the benefit of the Lenders and the LC Issuers as collateral security for the Borrower's obligations in respect of this Agreement and each of the Facility LCs and LC Drafts. Such amounts shall be applied to reimburse the LC Issuers for drawings or payments under or pursuant to Facility LCs or LC Drafts, or if no such reimbursement is required, to payment of such of the other Obligations as the Administrative Agent shall determine. If such acceleration of the Obligations shall be rescinded, amounts (including interest income) remaining in any cash collateral account established pursuant to this SECTION 3.7 which are not to be applied to reimburse a LC Issuer for amounts actually paid or to be paid by such LC Issuer in respect of a Facility LC or LC Draft, shall be returned to the Borrower (after deduction of the Administrative Agent's reasonable expenses incurred in connection with such cash collateral account).

     3.8. FACILITY LC FEES. The Borrower agrees to pay (i) on each Payment Date and on the Facility Termination Date, in arrears, to the Administrative Agent for the ratable benefit of the Lenders, a letter of credit fee at a rate per annum equal to the Applicable LC Fee Percentage on the weighted average daily outstanding face amount available for drawing under all issued standby Facility LCs, (ii) on each Payment Date and on the Facility Termination Date, in arrears, to the Administrative Agent for the sole account of each LC Issuer, a letter of credit fronting fee on the weighted average daily outstanding face amount available for drawing under all Facility

LCs issued by such LC Issuer in an amount or at a rate as agreed to between the Borrower and such LC Issuer, (iii) on each Payment Date and on the Facility Termination Date, in arrears, to the Administrative Agent for the ratable benefit of the Lenders, a letter of credit fee at a rate per annum equal to one-half of the Applicable LC Fee Percentage on the weighted average daily outstanding face amount available for drawing under all issued commercial Facility LCs, and (iv) to the Administrative Agent for the benefit of each LC Issuer, all customary fees and other issuance, amendment, document examination, negotiation and presentment expenses and related charges in connection with the issuance, amendment, presentation of LC Drafts, and the like customarily charged by such LC Issuer with respect to standby and commercial Facility LCs, payable at the time of invoice of such amounts.

     3.9. LC ISSUER REPORTING REQUIREMENTS. In addition to the notices required by SECTION 3.4(B), each LC Issuer shall, no later than the tenth Business Day following the last day of each month, provide to the Administrative Agent, upon the Administrative Agent's or any Lender's request, schedules, in form and substance reasonably satisfactory to the Administrative Agent, showing the date of issue, account party, amount, expiration date and the reference number of each Facility LC issued by it outstanding at any time during such month and the aggregate amount payable by the Borrower during such month. In addition, upon the request of the Administrative Agent, each LC Issuer shall furnish to the Administrative Agent copies of any Facility LC and any application for or reimbursement agreement with respect to a Facility LC to which the LC Issuer is party and such other documentation as may reasonably be requested by the Administrative Agent. Upon the request of any Lender, the Administrative Agent will provide to such Lender information concerning such Facility LCs.

     3.10. INDEMNIFICATION; EXONERATION. (a) In addition to amounts payable as elsewhere provided in this ARTICLE III, the Borrower hereby agrees to protect, indemnify, pay and save harmless the Administrative Agent, each LC Issuer and each Lender from and against any and all liabilities and costs which the Administrative Agent, such LC Issuer or such Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Facility LC other than, in the case of the applicable LC Issuer, as a result of its gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, or (ii) the failure of the applicable LC Issuer to honor a drawing under a Facility LC as a result of any act or omission, whether rightful or wrongful, of any present or future DE JURE or DE FACTO governmental authority (all such acts or omissions herein called "GOVERNMENTAL ACTS").

     (b) As among the Borrower, the Lenders, the Administrative Agent and the LC Issuers, the Borrower assumes all risks of the acts and omissions of, or misuse of such Facility LC by, the beneficiary of any Facility LCs. In furtherance and not in limitation of the foregoing, subject to the provisions of the Facility LC applications and Facility LC reimbursement agreements executed by the Borrower at the time of request for any Facility LC, neither the Administrative Agent, any LC Issuer nor any Lender shall be responsible (in the absence of gross negligence or willful misconduct in connection therewith, as determined by the final judgment of a court of competent jurisdiction): (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Facility LCs, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Facility LC or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Facility LC to comply duly with conditions required in order to draw upon such Facility LC; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or other similar form of teletransmission or otherwise; (v) for errors in interpretation of technical trade terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Facility LC or of the proceeds thereof; (vii) for the misapplication by the beneficiary of a Facility LC of the proceeds of any drawing under such Facility LC; and (viii) for any consequences arising from causes beyond the control of the Administrative Agent, the LC Issuers and the Lenders, including, without limitation, any Governmental Acts.

     (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by any LC Issuer under or in connection with the Facility LCs or any related certificates shall not, in the absence of gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, put the applicable LC Issuer, the Administrative Agent or any Lender under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder to any such Person.

     (d) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this SECTION 3.10 shall survive the payment in full of principal and interest hereunder, the termination of the Facility LCs and the termination of this Agreement.

                    ARTICLE IV: YIELD PROTECTION; TAXES

     4.1. YIELD PROTECTION. If, on or after the date of this Agreement, the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any change in the interpretation or administration thereof by any governmental or quasi-governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender, LC Issuer or applicable Lending Installation with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

     (i) subjects any Lender or LC Issuer or any applicable Lending Installation to any Taxes, or changes the basis of taxation of payments (other than with respect to Excluded Taxes) to any Lender in respect of its Loans, its LC Interests, the Facility LCs or other amounts due hereunder or

     (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender, Swing Line Lender, LC Issuer or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

     (iii)imposes any other condition the result of which is to increase the cost to any Lender, Swing Line Lender, LC Issuer or any applicable Lending Installation of making, funding or maintaining its Loans, LC Interests or the Facility LCs or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with its Loans, LC Interests or the Facility LCs or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans, LC Interests or Facility LCs held or interest received by it, by an amount deemed material by such Lender, and the result of any of the foregoing is to increase the cost to such Lender or applicable Lending Installation of making or maintaining its Loans, LC Interests, Facility LCs or Commitment or to reduce the return received by such Lender or applicable Lending Installation in connection with such Loans, LC Interests, Facility LCs or Commitment, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction in amount received.

         4.2. CHANGES IN CAPITAL ADEQUACY REGULATIONS. If a Lender, Swing Line Lender or LC Issuer determines the amount of capital required or expected to be maintained by such Lender, Swing Line Lender or LC Issuer, any Lending Installation of such Lender or any corporation controlling such Lender, Swing Line Lender or LC Issuer is increased as a result of a Change, then, within 15 days of demand by such Lender, Swing Line Lender or LC Issuer, the Borrower shall pay such Lender, Swing Line Lender or LC Issuer the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender, Swing Line Lender or LC Issuer determines is attributable to this Agreement, its Loans, Swing Line Loans, LC Interests, Facility LCs or its Commitment to make Loans or Swing Line Loans hereunder (after taking into account such Lender's, Swing Line Lender's or LC Issuer's policies as to capital adequacy). No Lender, Swing Line Lender or LC Issuer shall be entitled to demand payment under this SECTION 4.2 to the extent that such payment relates to a period of time more than 90 days prior to the date upon which such Lender, Swing Line Lender or LC Issuer first notified the Borrower of the occurrence of the event entitling such Lender, Swing Line Lender or LC Issuer to such payment. "CHANGE" means (i) any change after the date of this Agreement in the Risk-Based Capital Guidelines or (ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender, Swing Line Lender, the LC Issuers or any Lending Installation or any corporation controlling any Lender, Swing Line Lender or LC Issuer. "RISK-BASED CAPITAL GUIDELINES" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and

Capital Standards," including transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

     4.3. AVAILABILITY OF TYPES OF ADVANCES. If any Lender determines that maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that
(i) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available or (ii) the interest rate applicable to a Type of Advance does not adequately or fairly reflect the cost of making or maintaining such Advance and the Borrower, the Administrative Agent and the Lenders shall not have entered into a written agreement providing to the Lenders compensation satisfactory to the Lenders for such inadequate or unfairly reflected cost, then the Administrative Agent shall suspend the availability of the affected Type of Advance and require any affected Eurodollar Advances to be repaid or converted to Floating Rate Advances, subject to the payment of any funding indemnification amounts required by
SECTION 4.4.

     4.4. FUNDING INDEMNIFICATION. If any payment of a Eurodollar Advance occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Eurodollar Advance.

     4.5. TAXES. (i) All payments by the Borrower to or for the account of any Lender, Swing Line Lender, LC Issuer, or the Administrative Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all Taxes. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender, Swing Line Lender, any LC Issuer or the Administrative Agent, (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 4.5) such Lender, Swing Line Lender, LC Issuer, or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions, (c) the Borrower shall pay the full amount deducted to the relevant authority in accordance with applicable law and (d) the Borrower shall furnish to the Administrative Agent the original copy of a receipt evidencing payment thereof within 30 days after such payment is made.

     (ii) In addition, the Borrower hereby agrees to pay any present or future stamp or documentary taxes and any other excise taxes, charges or similar levies, in each case other than Excluded Taxes, which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note ("OTHER TAXES").

     (iii) The Borrower hereby agrees to indemnify the Agents, the Swing Line Lender, the LC Issuers and each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed on amounts payable under this
SECTION 4.5) paid by the Agents, the Swing Line Lender, the LC Issuer or such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Payments due under this indemnification shall be made within 30 days of the date the applicable Agent, the Swing Line Lender, such LC Issuer or such Lender makes demand therefor pursuant to SECTION 4.6.

     (iv) Each Lender that is not incorporated under the laws of the United States of America or a state thereof (each a "NON-U.S. LENDER") agrees that it will, not less than ten Business Days after the date of this Agreement or the date it becomes a Lender hereunder deliver to each of the Borrower and the Administrative Agent a United States Internal Revenue Form W-8 or W-9, as the case may be, and certify that it is entitled to an exemption from United States backup withholding tax. Each Non-U.S. Lender further undertakes to deliver to each of the Borrower and the Administrative Agent
(x) renewals or additional copies of such form (or any successor form) on or before the date that such form expires or becomes obsolete, and (y) after the occurrence of any event requiring a change in the most recent forms so delivered by it, such additional forms or amendments thereto as may be reasonably requested by the Borrower or the Administrative Agent. All forms or amendments described in the preceding sentence shall certify that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, UNLESS a change in treaty, law or regulation has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form or amendment with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

     (v) For any period during which a Non-U.S. Lender has failed to provide the Borrower with an appropriate form pursuant to CLAUSE (IV), above (unless such failure is due to a change in treaty, law or regulation, or any change in the interpretation or administration thereof by any governmental authority, occurring subsequent to the date on which a form originally was required to be provided), such Non-U.S. Lender shall not be entitled to indemnification under this SECTION 4.5 with respect to Taxes imposed by the United States; PROVIDED that, should a Non-U.S. Lender which is otherwise exempt from or subject to a reduced rate of withholding tax become subject to Taxes because of its failure to deliver a form required under CLAUSE (IV), above, the Borrower shall take such steps as such Non-U.S. Lender shall reasonably request to assist such Non-U.S. Lender to recover such Taxes.

     (vi) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any Note pursuant to the law of any relevant jurisdiction or any treaty shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

     4.6. LENDER STATEMENTS; SURVIVAL OF INDEMNITY. To the extent reasonably possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of the Borrower to such Lender under SECTIONS 4.1, 4.2 and 4.5 or to avoid the unavailability of Eurodollar Advances under SECTION 4.3, so long as such designation is not, in the judgment of such Lender, disadvantageous to such Lender. Each Lender, Swing Line Lender or LC Issuer, as applicable, shall deliver a written statement of such Lender, Swing Line Lender or LC Issuer to the Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under SECTION 4.1, 4.2, 4.4 or 4.5. Such written statement shall set forth in reasonable detail the calculations upon which such Lender, Swing Line Lender or LC Issuer determined such Lender, LC Issuer or Swing Line Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded its Eurodollar Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender, Swing Line Lender or LC Issuer shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under SECTIONS 4.1, 4.2, 4.4 and 4.5 shall survive payment of the Obligations, termination or expiration of the Facility LCs and termination of this Agreement.

                      ARTICLE V: CONDITIONS PRECEDENT

     5.1. INITIAL CREDIT EXTENSIONS. The Lenders shall not be required to make the initial Advance hereunder, the Swing Line Lender shall not be required to make the initial Swing Line Loan and the LC Issuers shall not be required to issue the initial Facility LC hereunder, unless (a) the representation and warranty contained in SECTION 6.5 is true and correct as of such date and (b) the Borrower has furnished to the Administrative Agent (with sufficient copies for the Lenders):

     (i) Copies of the articles or certificate of incorporation of each of the Borrower, each of its Material Domestic Subsidiaries (other than the Howmet Companies) and each Material Foreign Subsidiary (other than the Howmet Companies), together, in each case, with all amendments, and certificates of good standing, each certified by the appropriate governmental officer in its jurisdiction of incorporation.

     (ii) Copies, certified by the Secretary or Assistant Secretary of each member of the Obligor Group, of its by-laws, articles or certificate of incorporation and of its Board of Directors' resolutions and of resolutions or actions of any other body authorizing the execution of the Loan Documents to which it is a party.

     (iii)An incumbency certificate, executed by the Secretary or Assistant Secretary of each member of the Obligor Group, which shall identify by name and title and bear the signatures of the Authorized Officers and any other officers of the members of the Obligor Group authorized to sign the Loan Documents to which the Borrower or any of its Consolidated Subsidiaries is a party, upon which certificate the Administrative Agent, the Swing Line Lender, the LC Issuers, and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

     (iv) A certificate, signed by the chief financial officer of the Borrower, stating that on the initial Borrowing Date there exists no Default or Unmatured Default.

     (v) A written opinion of counsel to each member of the Obligor Group, addressed to the Administrative Agent, the LC Issuers, the Swing Line Lender and the Lenders in form and substance reasonably acceptable to the Administrative Agent.

     (vi) Any Notes requested by any Lender pursuant to SECTION 2.15 payable to the order of each such requesting Lender and the Swing Line Note.

     (vii)Written money transfer instructions, in substantially the form of EXHIBIT E, addressed to the Administrative Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested.

     (viii) The Subsidiary Guaranty executed by each of the Borrower's Material Domestic Subsidiaries other than the Howmet Companies.

     (ix) Documentation evidencing the arrangement for the termination of the Existing Credit Agreements and repayment of all obligations, indebtedness and liabilities outstanding thereunder from the proceeds of the initial Loans hereunder.

     (x) Pledge Agreements with respect to each of the Borrower's Material Foreign Subsidiaries other than the Howmet Companies, if any, together with applicable stock certificates, stock powers or other applicable documentation.

     (xi) A written opinion of foreign counsel with respect to each Pledge Agreement, if any, addressed to the Administrative Agent, the LC Issuers and the Lenders, in form and substance acceptable to the Administrative Agent.

     (xii)A form U-1 signed by the Borrower  together with such information
          as  shall  permit  the  Administrative   Agent  to  complete  the
          provisions of such form U-1.

     (xiii) Such other documents as the Administrative Agent, any Lender or its counsel may have reasonably requested.

     5.2. EACH CREDIT EXTENSION. The Lenders shall not be required to make any Advance, the Swing Line Lender shall not be obligated to make a Swing Line Loan and no LC Issuer shall be required to issue any Facility LC, unless on the applicable Credit Extension Date, both immediately prior to, and immediately after giving effect to, such Credit Extension:

     (i) Either (a) in the case of an Advance, the Administrative Agent shall have received a Borrowing Notice in compliance with SECTION
          2.10 , (b) in the case of a Swing Line Loan, the Swing Line Lender shall have received a notice of borrowing in compliance with SECTION 2.2(B) and (c) in the case of a Facility LC, the LC Issuer shall have received a request for the issuance of a Facility LC in compliance with

          SECTION 3.3(I) (together with any Facility LC application agreement requested by the LC Issuer pursuant to SECTION 3.3(I)).

     (ii) The Aggregate Outstanding Credit Exposure does not and would not exceed the Aggregate Commitment.

     (iii) There exists no Default or Unmatured Default.

     (iv) The representations and warranties contained in ARTICLE VI (other than SECTION 6.5) are true and correct as of such Borrowing Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

     (v) All legal matters incident to the making of such Credit Extension shall be satisfactory to the Lenders, the Swing Line Lender and the LC Issuers and their counsel.

     Each Borrowing Notice with respect to each such Advance, each notice of borrowing with respect to any Swing Line Loan and each request for the issuance of a Facility LC pursuant to ARTICLE III, shall constitute a representation and warranty by the Borrower that the conditions contained in SECTIONS 5.2(I) and (II) have been satisfied. Any Lender, the Swing Line Lender or any LC Issuer may require a duly completed compliance certificate in substantially the form of EXHIBIT F as a condition to making an Advance or issuance of a Facility LC (with the financial covenant calculations contained therein being as of the most recently ended fiscal quarter for which the Borrower has been required to have filed its financial statements with the Securities and Exchange Commission).


                 ARTICLE VI: REPRESENTATIONS AND WARRANTIES

     In order to induce the Agents, the Swing Line Lender, the LC Issuers and the Lenders to enter into this Agreement and to make the Credit Extensions to the Borrower described herein, the Borrower represents and warrants as follows to each Lender, each LC Issuer, the Swing Line Lender and the Agents as of the Closing Date, and thereafter on each date as required by SECTION 5.2:

     6.1.  EXISTENCE  AND  STANDING.  Each member of the Obligor Group is a corporation or (in the case of Consolidated Subsidiaries only) a partnership or limited liability company duly and properly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted unless the failure so to qualify would not be reasonably expected to have a Material Adverse Effect.

     6.2. AUTHORIZATION AND VALIDITY. Each of the Borrower and its Consolidated Subsidiaries has the power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery by each of the Borrower and its Consolidated Subsidiaries of the Loan Documents to which it is a party and the performance of each of its obligations thereunder have been duly authorized by proper corporate proceedings (or in the case of Consolidated Subsidiaries, partnership or company proceedings), and the Loan Documents to which each of the Borrower and its Consolidated Subsidiaries is a party constitute legal, valid and binding obligations of the Borrower and its Consolidated Subsidiaries enforceable against the Borrower and its Consolidated Subsidiaries in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

     6.3. NO CONFLICT; GOVERNMENT CONSENT. Neither the execution and delivery by the Borrower of the Loan Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or (ii) the Borrower's articles or certificate of incorporation or by-laws or (iii) the provisions of any indenture, loan agreement, credit agreement, mortgage or deed of trust, or any other material contract, agreement or instrument to which the Borrower is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on any material Properties of the Borrower pursuant to the terms of any such indenture, loan agreement, credit agreement, mortgage, deed of trust or other material contract, agreement or instrument other than pursuant to the Collateral Documents. Neither the execution and delivery by the Borrower or any of its Subsidiaries of the Loan Documents to which it is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate in any material respect (i) any material law, rule, regulation, order, writ, judgment, injunction, decree or award binding on any of the Borrower's Subsidiaries or (ii) any articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, or by-laws, or operating or other management agreement, as the case may be, of any Subsidiary of the Borrower or (iii) the provisions of any material indenture, loan agreement, credit agreement, mortgage or deed of trust, or any other material contract, agreement or instrument to which any of the Borrower's Subsidiaries is a party or is subject, or by which such Subsidiaries, or any of their Property, is bound, or conflict in any material respect with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on any material Properties of any of the Borrower's Subsidiaries pursuant to the terms of any such material indenture, loan agreement, credit agreement, mortgage, deed of trust or other material contract, agreement or instrument other than pursuant to the Collateral Documents. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of the Loan Documents, the borrowings under this Agreement, the payment and performance by the Borrower of the Obligations or the legality, validity, binding effect or enforceability of any of the Loan Documents.

     6.4. FINANCIAL STATEMENTS. The September 30, 1999 unaudited consolidated financial statements of the Borrower and its Consolidated Subsidiaries heretofore delivered to the Lenders were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Borrower and its Consolidated Subsidiaries at such date and the consolidated results of their operations for the period then ended, subject to normal year-end audit adjustments.

     6.5. MATERIAL ADVERSE CHANGE. Since September 30, 1999 and up to the date of the initial Credit Extension hereunder, there has been no change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower or its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

     6.6. TAXES. The Borrower and its Subsidiaries have filed all United States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien exists. The United States income tax returns of the Borrower and its Subsidiaries have been audited by the Internal Revenue Service through the fiscal year ended June 30, 1995. Except as provided in SECTION 7.14(III), no tax liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate.

     6.7. LITIGATION AND CONTINGENT OBLIGATIONS. There is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of any Loans. Other than any liability incident to any litigation, arbitration or proceeding which could not reasonably be expected to have a Material Adverse Effect and other than as set forth on
SCHEDULE 1, the Borrower has no material contingent obligations not provided for or disclosed in the financial statements referred to in
SECTION 6.4.

     6.8. SUBSIDIARIES. SCHEDULE 2 contains an accurate list of all Subsidiaries (identifying which of those Subsidiaries are Consolidated Subsidiaries) of the Borrower as of the date of this Agreement, setting forth their respective jurisdictions of organization and the percentage of their respective capital stock or other ownership interests owned by the Borrower or other Subsidiaries together with a calculation, in the case of foreign Subsidiaries, as of the quarter ended immediately prior to the Closing Date of such Subsidiaries' total assets as a percentage of the consolidated total assets of the Borrower and its Consolidated Subsidiaries
 . All of the issued and outstanding shares of capital stock or other ownership interests of such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable. After the formation or acquisition of any New Subsidiary permitted under SECTION 7.13(B), if requested by the Administrative Agent or any Lender, the Borrower shall provide a supplement to SCHEDULE 2 to this Agreement.

     6.9. ERISA; FOREIGN PENSION PLAN MATTERS. The sum of (a) the Unfunded Liabilities of all Plans and (b) the present value of the aggregate unfunded liabilities to provide the accrued benefits under all Foreign Pension Plans do not in the aggregate exceed an amount equal to the sum of
(i) five percent (5.0%) of the value (as of any date of determination) of all Plan assets allocable to Plan benefits guaranteed by ERISA and (ii) five percent (5.0%) of the fair market value of the assets held in trust or other funding vehicles for accrued benefits under all Foreign Pension Plans. Each Plan and each Foreign Pension Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Borrower nor any other member of the Controlled Group has withdrawn from any Multiemployer Plan or initiated steps to do so, and no steps have been taken to terminate any Plan, other than such non-compliance, Reportable Events, withdrawals, and terminations which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     6.10. ACCURACY OF INFORMATION. No factual information, exhibit or report furnished by the Borrower or any of its Subsidiaries to the Administrative Agent, the Arranger, the Swing Line Lender, any LC Issuer or to any Lender, including, without limitation the January 2000 Confidential Information Memorandum entitled "Cordant Technologies $1,000,000,000 Senior Credit Facilities", in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading. The projections furnished by the Borrower and its Subsidiaries to the Administrative Agent, the Swing Line Lender, the LC Issuers and the Lenders prior to and in connection with the execution of this Agreement were prepared in good faith and, at the time of the preparation thereof, based on good faith estimates and assumptions believed by management of the Borrower to be reasonable, subject to the uncertainties inherent in projections.

     6.11. SECURITIES ACTIVITIES. The Borrower and its Subsidiaries are in compliance with Regulations T, U and X. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin stock" (as defined in Regulation U).

     6.12. MATERIAL AGREEMENTS. Neither the Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect.

     6.13. COMPLIANCE WITH LAWS. The Borrower and its Subsidiaries have complied in all respects with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property, except for non-compliance therewith which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     6.14. OWNERSHIP OF PROPERTIES. Except as set forth on SCHEDULE 3, on the date of this Agreement, the Borrower and its Consolidated Subsidiaries will have good title, free of all Liens other than those permitted by
SECTION 7.14, to all of the Property and assets reflected in the Borrower's most recent consolidated financial statements provided to the
Administrative  Agent  as  owned  by  the  Borrower  and  its  Consolidated
Subsidiaries.

     6.15. PLAN ASSETS; PROHIBITED TRANSACTIONS. The Borrower is an "operating company" within the meaning of 29 C.F.R. ss. 2510.3-101 and neither the execution of this Agreement nor the making of Loans hereunder gives rise to a prohibited transaction within the meaning of SECTION 406 of ERISA or SECTION 4975 of the Code.

     6.16. ENVIRONMENTAL MATTERS. In the ordinary course of its business, the officers of the Borrower and its Subsidiaries consider the effect of Environmental Laws on the business of the Borrower and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Borrower and its Subsidiaries due to Environmental Laws. On the basis of this consideration, the Borrower has concluded that Environmental Laws cannot reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

     6.17. INVESTMENT COMPANY ACT. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     6.18. PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                           ARTICLE VII: COVENANTS

     During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

     7.1. FINANCIAL REPORTING. (i) The Borrower will maintain, for itself and each Consolidated Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles and shall cause to be filed with the Securities and Exchange Commission in electronic format available to the Lenders:

          (a) Within 90 days after the close of each of its fiscal years, an unqualified audit report certified by independent certified public accountants of nationally recognized standing or otherwise acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated basis for itself and its Consolidated Subsidiaries, including balance sheets as of the end of such period, related profit and loss and reconciliation of surplus statements, and a statement of cash flows (the "ANNUAL AUDITED FINANCIAL Statements"); and

          (b) Within 45 days after the close of each of the first three quarters in each fiscal year, for itself and its Consolidated Subsidiaries, consolidated unaudited balance sheets as at the close of each such period and consolidated profit and loss and reconciliation of surplus statements and a statement of cash flows for the period from the beginning of such fiscal year to the end of such quarter (subject in each case to normal year-end audit adjustments) (the "QUARTERLY FINANCIAL STATEMENTS").

     (ii) The Borrower will furnish to the Administrative Agent (copies of which the Administrative Agent shall forward to the Lenders):

          (a) Within 10 Business Days after filed with the Securities and Exchange Commission, the Annual Audited Financial Statements, accompanied by (1) any management letter prepared by said accountants and (2) a certificate of said accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default under the financial terms contained in SECTION 7.10, 7.12, 7.13, 7.14, 7.17 or 7.18, or if, in the opinion of such accountants, any such Default or Unmatured Default shall exist, stating the nature and status thereof.

          (b) Within 10 Business Days after filed with the Securities and Exchange Commission, the Quarterly Financial Statements, certified by its chief financial officer or treasurer.

          (c) As soon as available, but in any event within 90 days after the beginning of each fiscal year of the Borrower, beginning with the fiscal year commencing January 1, 2001, a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and funds flow statement) of the Borrower and its Consolidated Subsidiaries for such fiscal year.

          (d) Together with the financial statements required under SECTIONS 7.1(II)(A) and 7.1(II)(B), a compliance certificate in substantially the form of EXHIBIT F signed by its chief financial officer or treasurer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

          (e) As soon as practicable after receipt thereof by the Borrower but in any event within 365 days after the close of each plan year for each Plan, a statement of the Unfunded Liabilities of such Plan, certified as correct by an actuary enrolled under ERISA.

          (f) As soon as possible and in any event within 30 days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, or any material unfunded liability has arisen with respect to any Foreign Pension Plan, a statement, signed by the chief financial officer or treasurer of the Borrower, describing said Reportable Event or material unfunded liability and the action which the Borrower proposes to take with respect thereto.

          (g) As soon as possible and in any event within 30 days after receipt by the Borrower, a copy of (1) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable in any material amount to any Person as a result of any material release by the Borrower, any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, and (2) any notice alleging any material violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries.

          (h) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

          (i) Promptly upon the filing thereof, copies of all registration statements or other regular reports not otherwise provided pursuant to this SECTION 7.1(II) which the Borrower or any of its Consolidated Subsidiaries files with the Securities and Exchange Commission.

          (j) Promptly after the execution thereof, copies of all material amendments to any of the Receivables Purchase Documents.

          (k) Such other information (including non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request.

     7.2. USE OF PROCEEDS. The Borrower will, and will cause each Subsidiary to, use the proceeds of the Loans for working capital, capital expenditures, Permitted Acquisitions and other general corporate purposes (which may include refinancing certain existing indebtedness, backstopping commercial paper, or to repay outstanding Loans in accordance with the terms of SECTION 2 or Reimbursement Obligations in accordance with the terms of ARTICLE III). The Borrower shall (a) use the proceeds of Advances in compliance with all applicable legal and regulatory requirements and any use shall not result in a violation of any such applicable regulatory requirements, including, without limitation, Regulation U, and the Securities Act of

     1933 and the Securities Exchange Act of 1934 and the regulations thereunder and (b) not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances to make any Acquisition other than a Permitted Acquisition. In connection with Advances to be used for the purpose of purchasing or carrying any "margin stock" (as defined in Regulation U) or to consummate any other Acquisition, such purchase or Acquisition shall be disclosed by the Borrower promptly upon execution and delivery of a letter of intent or comparable agreement with respect thereto. With respect to any Loan the proceeds of which shall be used to purchase or carry "margin stock" (as defined in Regulation
     U), the Borrower shall (a) include in the Notice of Borrowing for such Borrowing (i) a representation that "margin stock" (as defined in Regulation U) (after consummating such purchase) constitutes less than 25% of the value of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder or (ii) if such a representation cannot be made, such information (including, without limitation, information regarding the current market value of the margin stock being purchased, all debt securities convertible into margin stock and the current market value of such margin stock, and the other assets of the Borrower and its Subsidiaries, together with a signed Form U-1 (or any replacement form) or other form required to be completed under the provisions of Regulations T, U or X) as shall enable the Administrative Agent to reasonably determine that the Lenders and the Borrower are in compliance with Regulations T, U and X.

     7.3. NOTICE OF DEFAULT. The Borrower will, and will cause each Subsidiary to, give prompt notice in writing to the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect.

     7.4. CONDUCT OF BUSINESS. The Borrower will carry on and conduct its business in the manner of a diversified industrial manufacturing company and will cause each Subsidiary to conduct its business in a manner consistent with the Borrower's objectives as such. The Borrower will, and will cause each Subsidiary to, do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, and maintain all requisite authority to conduct its business in each jurisdiction where, because of the nature of its activities or properties, such authority is required and the failure to maintain such authority would materially and adversely affect its business, assets, financial condition, operations or prospects.

     7.5. TAXES. The Borrower will, and will cause each Subsidiary to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles.

     7.6. INSURANCE. The Borrower will, and will cause each Consolidated Subsidiary to, maintain insurance in such amounts and covering such risks as is consistent with sound business practice.

     7.7. COMPLIANCE WITH LAWS. The Borrower will, and will cause each Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject including, without limitation, all Environmental Laws, except for non-compliance therewith which individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     7.8. MAINTENANCE OF PROPERTIES. The Borrower will, and will cause each Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements, except for Property no longer used or useful in the respective businesses of the Borrower or such Subsidiary.

     7.9. INSPECTION. To the extent permitted by applicable law and not in violation of any agreements of the Borrower or its Subsidiaries with any third party regarding confidential, proprietary or secret information, the Borrower will, and will cause each Consolidated Subsidiary to, permit the Administrative Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, books and financial records of the Borrower and each Consolidated Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Consolidated Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Consolidated Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as (i) the Administrative Agent may designate or (ii) any Lender may designate if at the time of such designation by such Lender a Default or an Unmatured Default has occurred and is continuing (or such Lender has a reasonable basis for believing such a Default or Unmatured Default may have occurred and is continuing).

     7.10.  SUBSIDIARY  INDEBTEDNESS.  The  Borrower  will not  permit  any
Consolidated   Subsidiary  to,  create,   incur  or  suffer  to  exist  any
Indebtedness, except:

     (i)  The Subsidiary Guaranties.

     (ii) Guaranties executed by any Subsidiary Guarantor with respect to any Indebtedness of the Borrower provided such Indebtedness is not incurred by the Borrower in violation of this Agreement.

     (iii)Indebtedness  existing  on  the  date  hereof  and  described  in
          SCHEDULE 3.

     (iv) Indebtedness incurred in connection with the Receivables Purchase Documents; PROVIDED that Receivables Facility Attributed Indebtedness incurred in connection therewith does not exceed in $200,000,000 in the aggregate at any time.

     (v) Intercompany Indebtedness between (i) the Borrower and any of its Consolidated Subsidiaries or (ii) any Consolidated Subsidiaries provided any Intercompany Indebtedness extended by any member of the Obligor Group to any Subsidiary not part of the Obligor Group shall be extended on reasonable terms in the ordinary course of business.

     (vi) Other Indebtedness in addition to that referred to elsewhere in this SECTION 7.10 incurred by the Borrower's Consolidated Subsidiaries; PROVIDED that no Default or Unmatured Default shall have occurred and be continuing at the date of such incurrence or would result therefrom; and PROVIDED FURTHER that the aggregate outstanding amount of all Indebtedness incurred by the Borrower's Consolidated Subsidiaries (other than Indebtedness incurred pursuant to clauses (i), (ii), (iv) and (v) of this SECTION 7.10) shall not at any time exceed $225,000,000.

     7.11 MERGER. The Borrower will not, nor will it permit any Consolidated Subsidiary to, merge, amalgamate, or consolidate with or into any other Person, except that a Consolidated Subsidiary may merge, amalgamate or consolidate into the Borrower or a Wholly-Owned Subsidiary or with any other Person in connection with a Permitted Acquisition. The Borrower will not permit the stock of any Material Subsidiary to be the subject of any spin-off transaction except in connection with an asset sale transaction permitted pursuant to the terms of SECTION 7.12 below.

     7.12. SALE OF ASSETS. Other than in connection with transactions expressly permitted by SECTIONS 7.11 (other than the last sentence thereof), 7.13 and 7.14, the Borrower will not, nor will it permit any Consolidated Subsidiary to, lease, sell or otherwise dispose of its Property to any other Person, except:

     (i)  Sales of inventory in the ordinary course of business.

     (ii) Sales, assignments, transfers, leases, conveyances or other dispositions of other assets (other than pursuant to clause (i) above or clauses (iii) or (v) below) if such transaction (a) is for not less than fair market value, and (b) when combined with all such other transactions (each such transaction being valued at book value) (i) during the immediately preceding twelve-month period, represents the disposition of not greater than ten percent (10%) of the Borrower's consolidated assets at the end of the fiscal year immediately preceding that in which such transaction is proposed to be entered into, and (ii) during the period from the Closing Date to the date of such proposed transaction, represents the disposition of not greater than twenty-five percent (25%) of the Borrower's consolidated assets at the end of the fiscal year immediately preceding that in which such transaction is proposed to be entered into.

     (iii)Any transfer of an interest in accounts or notes receivable on a limited recourse basis under the Receivables Purchase Documents, PROVIDED that such transfer qualifies as a legal sale and as a sale under Agreement Accounting Principles and that the amount
          Receivables Facility Attributed Indebtedness does not exceed $200,000,000 at any one time outstanding.

     (iv) Sale and Leaseback Transactions; PROVIDED that the aggregate amount of Off-Balance Sheet Liabilities incurred in connection therewith shall not at any time exceed an aggregate amount in excess of five percent (5.0%) of consolidated assets of the Borrower and its Consolidated Subsidiaries.

     (v) Any sale, lease, or other disposition of equipment by the Borrower to any of its Consolidated Subsidiaries or by any Consolidated Subsidiary to the Borrower or any other Consolidated Subsidiary.

     7.13. INVESTMENTS AND ACQUISITIONS; NEW SUBSIDIARIES; DOCUMENTATION BY HOWMET COMPANIES. (a) INVESTMENTS. The Borrower will not, nor will it permit any Consolidated Subsidiary to, make or suffer to exist any Investments (including without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to become or remain a partner in any partnership or joint venture, or to make any Acquisition of any Person, except:

     (i)  Cash Equivalent Investments.

     (ii) Existing Investments in Consolidated Subsidiaries and other Investments in existence on the date hereof and described in
          SCHEDULE 4.

     (iii)Investments  in  Consolidated   Subsidiaries  (other  than  Joint
          Ventures).

     (iv) Investments  in the Joint  Ventures  as set forth in this  CLAUSE
          (IV); PROVIDED the aggregate amount of such Investments shall not at any time exceed an aggregate amount in excess of ten percent (10.0%) of consolidated assets of the Borrower and its
          Consolidated Subsidiaries; PROVIDED, FURTHER, for purposes of calculating the Investments in any particular Joint Venture or group of Joint Ventures under this CLAUSE (IV), the Investment shall equal (1) the aggregate amount of the Investments MINUS (2) the aggregate amount of all distributions received by the Borrower and its Consolidated Subsidiaries from such Joint Venture or group of Joint Ventures.

     (v)  Investments   in  the  SPVs  required  in  connection   with  the
          Receivables Purchase Documents.

     (vi) Acquisitions  meeting  the  following   requirements  (each  such
          Acquisition constituting a "PERMITTED ACQUISITION"):

          (a) No Default or Unmatured Default shall have occurred and be continuing or would result from such Acquisition or the incurrence of any Indebtedness in connection therewith;

          (b) The businesses being acquired shall be consistent with the Borrower's objective to carry on and conduct its business in the manner of a diversified industrial manufacturing company;

          (c) The purchase is consummated pursuant to a negotiated acquisition agreement on a non-hostile basis pursuant to an acquisition agreement approved by the board of directors or other applicable governing body of the Seller prior to the commencement thereof;

          (d) To the extent such Permitted Acquisition involves a New Subsidiary, the Borrower is in compliance with the terms set forth below and after taking into account the Acquisition, the Borrower is in compliance with the terms of SECTION 7.17 below;

          (e) After giving effect to such Acquisition, the representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects on and as of the date of such Acquisition with the same effect as though made on and as of such date; and

          (f) The Borrower shall have determined that after giving effect to such Acquisition and the incurrence of any Indebtedness under the Credit Agreement or otherwise in connection therewith, on a PRO FORMA basis, as if the Acquisition and such incurrence of Indebtedness had occurred on the first day of the twelve-month period ending on the last day of the Borrower's most recently completed fiscal quarter, the Borrower would have been in compliance with all of the covenants contained in this Agreement.

          (vii)Investments resulting from Financial Contracts entered into in the ordinary course of business and which do not violate the terms of SECTION 7.16.

     (b) NEW SUBSIDIARIES. The Borrower will not, nor will it permit any Consolidated Subsidiary to, create or acquire a Subsidiary (a "NEW SUBSIDIARY") other than in connection with a Permitted Acquisition or pursuant to any transaction that is permitted by or not otherwise prohibited by this Agreement; PROVIDED that: (1) upon the creation or acquisition of each New Subsidiary which is a Material Domestic Subsidiary other than a SPV, or if necessary to remain in compliance with the terms of
SECTION 7.17, the Borrower shall cause each such New Subsidiary to promptly (but in any event within 30 days following the creation or acquisition thereof) deliver to the Administrative Agent an executed counterpart of a Guaranty Supplement to become a Subsidiary Guarantor under the Subsidiary Guaranty in the form of ANNEX I to the form of Subsidiary Guaranty attached as EXHIBIT C hereto; (2) upon the creation or acquisition of each New Subsidiary which is a Material Foreign Subsidiary, or if necessary to remain in compliance with the terms of SECTION 7.17 the Borrower shall or shall cause its applicable domestic Subsidiary promptly (but in any event within 60 days following the creation or acquisition thereof) to execute a Pledge Agreement with respect to 65% of the stock of such Material Foreign Subsidiary; and (3) in either case, shall deliver appropriate certified constituting and governing documents, corporate resolutions, opinions, stock certificates, stock powers and other documentation in form and substance satisfactory to the Administrative Agent in connection therewith.

     (c) HOWMET COMPANIES. On or prior to the Howmet Documentation Date, the Borrower shall: (1) cause each Howmet Company which is a Material Domestic Subsidiary, other than any SPV, to deliver to the Administrative Agent an executed counterpart of a Guaranty Supplement to become a Subsidiary Guarantor under the Subsidiary Guaranty in the form of ANNEX I to the form of Subsidiary Guaranty attached as EXHIBIT C hereto; (2) cause the applicable Howmet Companies to execute and deliver to the Administrative Agent a Pledge

Agreement with respect to 65% of the stock of each Howmet Company which is a Material Foreign Subsidiary; and (3) in either case, shall deliver appropriate corporate resolutions, opinions, stock certificates, stock powers and other documentation in form and substance satisfactory to the Administrative Agent in connection therewith.

     (d) ADDITIONAL MATERIAL DOMESTIC SUBSIDIARIES AND MATERIAL FOREIGN SUBSIDIARIES. If any Consolidated Subsidiary of the Borrower (other than a New Subsidiary, a Howmet Company or an SPV) becomes a Material Domestic Subsidiary or a Material Foreign Subsidiary as at the end of any calendar quarter, (1) the Borrower shall cause any such Material Domestic Subsidiary to promptly (but in any event within 30 days following the end of such calendar quarter) deliver to the Administrative Agent an executed counterpart of a Guaranty Supplement to become a Subsidiary Guarantor under the Subsidiary Guaranty in the form of ANNEX I to the form of Subsidiary Guaranty attached as EXHIBIT C hereto; (2) the Borrower shall or shall cause its applicable domestic Subsidiary promptly (but in any event within 60 days following the end of such calendar quarter) to execute a Pledge Agreement with respect to 65% of the stock of any such Material Foreign Subsidiary; and (3) in either case, shall deliver appropriate certified constituting and governing documents, corporate resolutions, opinions, stock certificates, stock powers and other documentation in form and substance satisfactory to the Administrative Agent in connection therewith.

     7.14. LIENS. The Borrower will not, nor will it permit any Consolidated Subsidiary to, create, incur, assume or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Consolidated Subsidiaries , or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, except:

     (i) Liens in favor of (a) the Administrative Agent, for the benefit of itself, the Swing Line Lender, the LC Issuers and the Lenders, granted pursuant to any Collateral Document or (b) the Administrative Agent under the 364-Day Credit Agreement for the benefit of itself and the Lenders thereunder, granted pursuant to any "Collateral Documents" under and as defined therein.

     (ii) Liens arising under the Receivables Purchase Documents.

     (iii)Inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with Agreement Accounting Principles (or the equivalent thereof in any country in which a foreign Consolidated Subsidiary is doing business, as applicable);

     (iv) Liens in respect of property or assets of the Borrower or any of its Consolidated Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the property or assets of the Borrower or the Borrower and its Subsidiaries taken as a whole, or materially impair the use thereof in the operation of the business of the Borrower or the Borrower and its Subsidiaries taken as a whole or (y) which are being contested in good faith by appropriate proceedings, which proceedings (or orders entered in connection with such proceedings) have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

     (v) Liens in existence on the Closing Date which are listed, and the property subject thereto described, in SCHEDULE 3, but only to the respective date, if any, set forth in such SCHEDULE 3 for the removal and termination of any such Liens, plus renewals and extensions of such Liens to the extent set forth on SCHEDULE 3, PROVIDED that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal or extension and (y) any such renewal or extension does not encumber any additional assets or properties of the Borrower or any of its Consolidated Subsidiaries;

     (vi) Licenses, leases or subleases granted to other Persons in the ordinary course of business not materially interfering with the conduct of the business of the Borrower or the Borrower and its Subsidiaries taken as a whole or materially diminishing the aggregate value of any collateral for the Obligations;

     (vii)Easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions and other similar charges or encumbrances, and minor title deficiencies, in each case whether now or hereafter in existence, not securing Indebtedness, not materially interfering with the conduct of the business of the Borrower or the Borrower and its Subsidiaries taken as a whole and not materially diminishing the aggregate value of any collateral for the Obligations;

     (viii) Liens arising from precautionary UCC financing statement filings regarding Operating Leases entered into by the Borrower or any of its Consolidated Subsidiaries in the ordinary course of business;

     (ix) Liens arising out of the existence of judgments or awards not constituting an Event of Default under SECTION 8.9, PROVIDED that no cash or property is deposited or delivered to secure the respective judgment or award (or any appeal bond in respect thereof);

     (x) Statutory and contractual landlords' liens under leases or subleases to which the Borrower or any of its Consolidated
          Subsidiaries is a party created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings properly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with Agreement Accounting Principles;

     (xi) Any interest or title of a lessor, sublessor, licensee or licensor under any lease or license agreement permitted by this Agreement; provided that Liens in connection with Capitalized Leases shall be permitted only to the extent that the
          Indebtedness secured thereby together with the liabilities secured pursuant to Liens under clause (xvii) below would not exceed the limitation set forth in such clause (xvii);

     (xii)Liens in favor of customs and revenue authorities arising as a matter of law to secure the payment of customs duties in connection with the importation of goods;

     (xiii) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the manufacture or sale of goods entered into by the Borrower or any of its Consolidated Subsidiaries in the ordinary course of business in accordance with the past practices of the Borrower and its Consolidated Subsidiaries prior to the Closing Date;

     (xiv)Deposits made to secure statutory obligations in the form of excise taxes;

     (xv) Liens upon specific items of inventory or other goods and proceeds thereof granted in favor of any Person (but not directly or indirectly securing any Indebtedness) to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business;

     (xvi)Liens securing Indebtedness assumed in connection with a Permitted Acquisition and not prohibited under this Agreement with respect to property acquired by the Borrower or any of its Subsidiaries after the Closing Date (and not created in contemplation of such Acquisition) pursuant to a Permitted Acquisition; PROVIDED, that (y) the aggregate outstanding amount of Indebtedness so secured shall not at any time exceed $50,000,000 for all such Indebtedness, and (z) such Liens shall extend only to the property so acquired; and

     (xvii) Liens not otherwise permitted by the foregoing clauses (i) through (xvi) to the extent attaching to properties and assets with an aggregate fair value not in excess of, and securing liabilities which when aggregated with Capitalized Leases secured pursuant to clause (xi) above do not exceed five percent (5.0%) of the consolidated assets of the Borrower and its Subsidiaries, in the aggregate at any time outstanding;

       PROVIDED, HOWEVER, notwithstanding anything else to the contrary, no Liens on any capital stock of any Subsidiary of the Borrower shall be permitted other than as permitted in clause (i) above.

In addition, neither the Borrower nor any of its Consolidated Subsidiaries shall become a party to any agreement, note, indenture or other instrument, or take any other action, which would prohibit the creation of a Lien on any material portion of its Property in favor of the Administrative Agent for the benefit of itself, the Swing Line Lender, the Lenders and the LC

Issuers, as collateral for the Obligations except for the prohibitions existing in the Indenture as of the date of this Agreement applicable to debt securities issued under the Indenture and prohibitions no more restrictive than such existing prohibitions applicable to debt securities to be issued under the Indenture.

     7.15. AFFILIATES. Except as set forth on SCHEDULE 5, the Borrower will not, and will not permit any Consolidated Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except (a) in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Consolidated Subsidiary's business and upon fair and reasonable terms no less favorable to the
Borrower or such Consolidated Subsidiary than the Borrower or such Consolidated Subsidiary would obtain in a comparable arms-length transaction, (b) Permitted Receivables Transfers and (c) Intercompany Indebtedness incurred pursuant to SECTION 7.10(V).

     7.16. FINANCIAL CONTRACTS. The Borrower shall not and shall not permit any of its Consolidated Subsidiaries to enter into any Financial Contract, other than interest rate, foreign currency or commodity exchange, swap, collar, cap or similar Rate Hedging Agreements entered into by the Borrower or such Consolidated Subsidiaries pursuant to which the Borrower or such Consolidated Subsidiary hedged its actual or anticipated interest rate, foreign currency or commodity exposure existing or anticipated at the time thereof.

     7.17. NON-GUARANTOR OR PLEDGED SUBSIDIARIES. The Borrower will not as of the end of any calendar quarter permit the aggregate assets of all of the Borrower's domestic Consolidated Subsidiaries (other than the SPVs) which are not parties to the Subsidiary Guaranty plus the aggregate assets of all of the Borrower's foreign Consolidated Subsidiaries in connection with which the Administrative Agent has not received a Pledge Agreement (or Pledge Agreement with respect to its parent corporation) to exceed fifteen percent (15%) of consolidated total assets of the Borrower and its Consolidated Subsidiaries (other than the SPVs) as at the end of such quarter; provided it shall not be a violation hereof if, (y) within 30 days of the end of such calendar quarter the Borrower has delivered all guaranty documentation necessary to bring itself back into compliance with the 15% limitation set forth above or (z) within 60 days of the end of such calendar quarter the Borrower has delivered all pledge documentation necessary to bring itself back in compliance with the 15% limitation set forth above (such documentation, in each case, to be of the type described in SECTION 7.13(B) with respect to New Subsidiaries). Notwithstanding the foregoing, prior to the Howmet Documentation Date, the provisions of
SECTION 7.13(C) shall govern the timing of guaranty and pledge documentation with respect to the Howmet Companies.

     7.18. FINANCIAL COVENANTS.

          7.18.1. INTEREST COVERAGE RATIO. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters for the then most-recently ended four fiscal quarters, of (i) Consolidated EBIT to (ii) Consolidated Interest Expense to be less than 2.50 to 1.0.

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

          7.18.2. LEVERAGE RATIO. The Borrower will not permit its Leverage Ratio, determined as of the end of each of its fiscal quarters and calculated as set forth in the definition thereof, to be greater than
     3.00 to 1.0.

     7.19. SUBSIDIARY COVENANTS. Except for encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement or the other Loan Documents, (iii) the Receivables Purchase Documents, (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest, (v) restrictions imposed by the holder of any Lien permitted under SECTION 7.14 on the transfer of the assets subject thereto and (vi) restrictions existing in the Indenture as of the date of this Agreement applicable to debt securities issued under the Indenture and restrictions no more restrictive than such existing restrictions applicable to debt securities to be issued under the Indenture, the Borrower will not, and will not permit any Consolidated Subsidiary to, create or otherwise cause to become effective or permit to exist any consensual encumbrance or restriction of any kind on the ability of any Consolidated Subsidiary to pay dividends or make any other distribution on its stock, redeem or repurchase its stock, make any other similar payment or distribution, pay any Indebtedness or other Obligation owed by the Borrower or any other Consolidated Subsidiary, make loans or advances or other Investments in the Borrower or any other Consolidated Subsidiary, or sell, transfer or otherwise convey any of its property to the Borrower or any other Consolidated Subsidiary.

                           ARTICLE VIII: DEFAULTS

     The occurrence of any one or more of the following events shall constitute a Default:

     8.1. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders, the Swing Line Lender, the LC Issuer or the Administrative Agent under or in connection with this Agreement, any Credit Extension, or any certificate or information delivered in connection with this Agreement, any Credit Extension or any other Loan Document shall be materially false on the date as of which made.

     8.2. Nonpayment of principal of any Loan or Reimbursement Obligation when due, or nonpayment of interest upon any Loan or of any Facility Fee, Utilization Fee, letter of credit fee or other obligations under any of the Loan Documents within five days after the same becomes due.

     8.3. The breach by the Borrower of any of the terms or  provisions  of
SECTION 7.1 (only as to clauses (i), (ii)(a) and (ii)(b) thereof),  SECTION
7.2 (only as to the last sentence thereof), 7.3, 7.9, 7.10, 7.11, 7.12, 7.13, 7.14, 7.15, 7.17 or 7.18.

     8.4. The breach by the Borrower (other than a breach which constitutes a Default under another Section of this ARTICLE VIII) of any of the terms or provisions of this Agreement which is not remedied within thirty days after the earlier to occur of (a) the date on which written notice from the Administrative Agent or any Lender is received by the Borrower of such breach and (b) the date on which the senior management of any member of the Obligor Group had knowledge of the existence of such breach or when any member of the senior management of the Obligor Group should have known of the existence of such breach.

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

     8.5. Failure of the Borrower or any of its Consolidated Subsidiaries to pay when due any Indebtedness aggregating in excess of $20,000,000 ("MATERIAL INDEBTEDNESS"); or the default by the Borrower or any of its Consolidated Subsidiaries in the performance (beyond the applicable grace period with respect thereto, if any) of any term, provision or condition contained in the 364-Day Credit Agreement or any agreement under which any Material Indebtedness was created or is governed, or any other event shall occur or condition exist, the effect of which default or event is to cause, or to permit the lenders under the 364-Day Credit Agreement or the holder or holders of such Material Indebtedness to cause, the Indebtedness under the 364-Day Credit Agreement or such Material Indebtedness to become due prior to its stated maturity; or the Indebtedness under the 364-Day Credit Agreement or any Material Indebtedness of the Borrower or any of its Consolidated Subsidiaries shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or the Borrower or any of its Consolidated Subsidiaries shall not pay, or admit in writing its inability to pay, its debts generally as they become due.

     8.6. The Borrower or any of its Consolidated Subsidiaries shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws or other applicable bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws or other applicable bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate or partnership action to authorize or effect any of the foregoing actions set forth in this SECTION 8.6 or (vi) fail to contest in good faith any appointment or proceeding described in SECTION 8.7.

     8.7. Without the application, approval or consent of the Borrower or any of its Consolidated Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Consolidated Subsidiaries or any Substantial Portion of its Property, or a proceeding described in SECTION 8.6(IV) shall be instituted against the Borrower or any of its Consolidated Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 consecutive days.

     8.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of, all or any portion of the Property of the Borrower and its Consolidated Subsidiaries which, when taken together with all other Property of the Borrower and its Consolidated Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such action occurs, constitutes a Substantial Portion.

     8.9. The Borrower or any of its Consolidated Subsidiaries shall fail within 30 days to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $25,000,000, which is not stayed on appeal.

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     8.10. The sum of (a) the Unfunded Liabilities of all Plans and (b) the
present value of the aggregate unfunded liabilities to provide the accrued benefits under all Foreign Pension Plans exceeds in the aggregate an amount equal to the sum of (i) five percent (5.0%) of the value (as of any date of determination) of all Plan assets allocable to Plan benefits guaranteed by ERISA and (ii) five percent (5.0%) of the fair market value of the assets held in trust or other funding vehicles for accrued benefits under all Foreign Pension Plans, or any Reportable Event shall occur in connection with any Plan.

     8.11. The Borrower or any other member of the Controlled Group has incurred withdrawal liability or become obligated to make contributions to a Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower or any other member of the Controlled Group, could reasonably be expected to have a Material Adverse Effect.

     8.12. The Borrower or any of its Consolidated Subsidiaries shall (i) be the subject of any proceeding or investigation pertaining to the release by the Borrower, any of its Consolidated Subsidiaries or any other Person of any toxic or hazardous waste or substance into the environment, or (ii) violate any Environmental Law, which, in the case of an event described in CLAUSE (I) or CLAUSE (II), could reasonably be expected to have a Material Adverse Effect.

     8.13. Any Change in Control shall occur.

     8.14. The occurrence of any "default", as defined in any Loan Document (other than this Agreement) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach shall continue for a period of 30 days after the earlier of the Borrower's knowledge thereof or the Borrower received notice thereof from the Administrative Agent or any Lender.

     8.15. The Subsidiary Guaranty shall fail to remain in full force or effect with respect to each Subsidiary Guarantor or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Subsidiary Guaranty, or any Subsidiary Guarantor shall fail to comply with any of the terms or provisions of the Subsidiary Guaranty, or any Subsidiary Guarantor shall deny that it has any further liability under the Subsidiary Guaranty, or shall give notice to such effect.

     8.16. Any of the following shall occur: (i) any Collateral Document shall for any reason fail to create a valid and perfected first priority security interest in any collateral purported to be covered thereby, except as permitted by the terms of any Collateral Document, (ii) any Collateral Document shall fail to remain in full force or effect, (iii) any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document, or (iv) the Borrower or any of its Subsidiaries shall fail to comply with any of the terms or provisions of any Collateral Document, and, in the case of clauses (i), (ii) and (iv), such occurrence shall continue for a period of 30 days after the earlier of the Borrower's knowledge thereof or the Borrower received notice thereof from the Administrative Agent or any Lender.

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

     8.17. An "Early Amortization Event," "Servicer Default" or event shall occur resulting in the termination of purchases and/or funding under any Receivables Purchase Agreement, or Howmet Corporation or the Borrower shall cease to act as "Servicer" under the Amended and Restated Pooling and Servicing Agreement dated as of April 18, 1996 executed in connection with the Receivables Purchase Agreement executed by Blade Receivables Corporation, as the same may have been or may hereafter be amended, modified, supplemented or restated or the Borrower shall cease to act as the servicer under any pooling and servicing agreement executed in connection with any other Receivables Purchase Agreement, as the same may be amended, modified, supplemented or restated.


         ARTICLE IX: ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES

     9.1. ACCELERATION. (a) If any Default described in SECTION 8.6 or 8.7 occurs with respect to the Borrower, the obligations of the Lenders to make Loans hereunder, the obligation of the Swing Line Lender to make Swing Line Loans and the obligation of the LC Issuers to issue Facility LCs shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent, the Swing Line Lender, the LC Issuers or any Lender. If any other Default occurs, the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Loans hereunder, the obligations of the Swing Line Lender to make Swing Line Loans and the obligation of the LC Issuers to issue Facility LCs, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

     (b) In addition, the Borrower agrees that upon the occurrence and during the continuance of any Default, it shall, if requested at any time by the Administrative Agent upon instruction from the Required Lenders, pay (and, in the case of any of the Defaults specified in SECTION 8.6 or 8.7 with respect to the Borrower, forthwith, without any demand or the taking of any other action by the Administrative Agent or any Lender, it shall pay) to the Administrative Agent an amount in immediately available funds equal to the then aggregate amount of the LC Obligations to be held as security therefor for the benefit of the Lenders and the LC Issuer.

     (c) If, within 30 days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder, the obligation of the Swing Line Lender to make Swing Line Loans and the obligation of the LC Issuers to issue Facility LCs as a result of any Default (other than any Default as described in SECTION 8.6 or 8.7 with respect to the Borrower) and before any judgment or decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

     9.2. AMENDMENTS. Subject to the provisions of this ARTICLE IX, the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and such member(s) of the Obligor Group which are parties thereto may enter into agreements which add or modify any provisions to the Loan Documents or change in any manner the rights of the Lenders or the Borrower hereunder or thereunder or waive any Default hereunder; PROVIDED, HOWEVER, that no such supplemental agreement shall, without the consent of all of the Lenders:

     (a) Reduce the principal of or rate of interest on any Loan, any Reimbursement Obligation or any fees hereunder; or

     (b) Postpone the date fixed for any payment of principal of or interest on any Loan, any Reimbursement Obligation or any fees hereunder; or

     (c) Extend the Facility Termination Date, or otherwise extend the term of the Commitment of any Lender; or

     (d) Change the definition of Required Lenders or the percentage of the Commitments, the Outstanding Credit Exposures or the Outstanding LC Exposures or of the aggregate unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of the Loan Documents; or

     (e) Permit the Borrower to assign any of its rights or obligations under this Agreement;

     (f) Other than in connection with any transactions which shall be permitted by the terms hereof or of any other Loan Document or which shall otherwise have been approved in writing by the Required Lenders (or, if required by the other terms of SECTION 9.2, all of the Lenders), release any Subsidiary from all or any portion of its guaranty liability under the Subsidiary Guaranty; or

     (g) Other than in connection with any transactions which shall be permitted by the terms hereof or of any other Loan Document or which shall otherwise have been approved in writing by the Required Lenders (or, if required by the other terms of SECTION 9.2, all of the Lenders), release any of the collateral pledged pursuant to the Pledge Agreements; or

     (h)  Amend or waive any of the provisions of this SECTION 9.2.

No  amendment  of  any  provision  of  this   Agreement   relating  to  the
Administrative Agent, the Swing Line Lender or the LC Issuers shall be effective without the written consent of the Administrative Agent, the Swing Lender or the LC Issuers, as applicable. The Administrative Agent may waive payment of the fee required under SECTION 13.3.2 without obtaining the consent of any other party to this Agreement. For all purposes under this Agreement and the other Loan Documents, a Default shall be deemed to be continuing until waived in accordance with the terms of this SECTION 9.2.

     9.3. PRESERVATION OF RIGHTS. No delay or omission of the Lenders, the Swing Line Lender, LC Issuers or the Administrative Agent to exercise any right under the Loan Documents

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

shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to SECTION 9.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Obligations have been paid in full.

                       ARTICLE X: GENERAL PROVISIONS

     10.1. SURVIVAL OF REPRESENTATIONS. All representations and warranties of the Borrower contained in this Agreement shall survive the making of the Credit Extensions herein contemplated.

     10.2. GOVERNMENTAL REGULATION. Anything contained in this Agreement to the contrary notwithstanding, no Lender, Swing Line Lender or LC Issuer shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

     10.3. HEADINGS. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

     10.4. ENTIRE AGREEMENT. The Loan Documents embody the entire agreement and understanding among the Borrower, the Agents, the Swing Line Lender, the LC Issuers and the Lenders and supersede all prior agreements and understandings among the Borrower, the Agents, the Swing Line Lender, the LC Issuers and the Lenders relating to the subject matter thereof other than the fee letters described in SECTION 11.13.

     10.5. SEVERAL OBLIGATIONS; BENEFITS OF THIS AGREEMENT. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns, PROVIDED, HOWEVER, that the parties hereto expressly agree that the Arrangers shall enjoy the benefits of the provisions of SECTIONS 10.6, 10.10 and 11.11 to the extent specifically set forth therein and shall have the right to enforce such provisions on its own behalf and in its own name to the same extent as if it were a party to this Agreement.

     10.6. EXPENSES; INDEMNIFICATION. (i) The Borrower shall reimburse the Agents and the Arrangers for any reasonable costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for either of the Agents, which attorneys

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

may be employees of either of the Agents) paid or incurred by the Agents or the Arrangers in connection with the preparation, negotiation, execution, delivery, syndication, review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Agents, the Arrangers, the Swing Line Lender, the LC Issuers and the Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agents, the Arrangers, the Swing Line Lender, the LC Issuers and the Lenders, which attorneys may be employees of the Agents, the Arrangers, the Swing Line Lender, the LC Issuers or the Lenders) paid or incurred by the Agents, the Arrangers, the Swing Line Lender, the LC Issuer or any Lender in connection with the collection and enforcement of the Loan Documents. Expenses being reimbursed by the Borrower under this Section include, without limitation, costs and expenses incurred in connection with the Reports described in the following sentence. The Borrower acknowledges that from time to time Bank One may prepare and may distribute to the Lenders (but shall have no obligation or duty to prepare or to distribute to the Lenders) certain audit reports (the "REPORTS") pertaining to the Borrower's assets or business for internal use by Bank One from information furnished to it by or on behalf of the Borrower, after Bank One has exercised its rights of inspection pursuant to this Agreement.

     (ii) The Borrower hereby further agrees to indemnify each of the Agents, each of the Arrangers, the Swing Line Lender, each of the LC Issuers and each Lender, its directors, officers, agents, attorneys and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agents, the Arrangers, the Swing Line Lender, any LC Issuer or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan , Swing Line Loan or Facility LC hereunder except to the extent that they are determined in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrower under this SECTION 10.6 shall survive the termination of this Agreement.

     (iii) Each indemnitee, with respect to any action against it in respect of which indemnity may be sought under this Section, shall give written notice of the commencement of such action to the Borrower within a reasonable time after such indemnitee is made a party to such action. Upon receipt of any such notice by the Borrower, unless such indemnitee shall be advised by its counsel that there are or may be legal defenses available to such indemnitee that are different from, in addition to, or in conflict with, the defenses available to the Obligor Group, the Borrower may participate with the indemnitee in the defense of such indemnified matter, including the employment of counsel consented to by such indemnitee (which consent shall not be unreasonably withheld); PROVIDED, HOWEVER, nothing provided herein shall entitle (a) the Borrower or any other member of the Obligor Group to assume the defense of such indemnified matter or (b) any indemnitee to effect any settlement in respect of any indemnified matter without the Borrower's consent, such consent not to be unreasonably withheld.

     10.7.  NUMBERS  OF  DOCUMENTS.   All  statements,   notices,   closing
documents,  and requests hereunder shall be furnished to the Administrative
Agent  with,  if  requested  by  the   Administrative

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

Agent, sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.

     10.8.  ACCOUNTING.  Except as provided  to the  contrary  herein,  all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles. If any changes in generally accepted accounting principles are hereafter required or permitted and are adopted by the Borrower or any of its Subsidiaries with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, tests, restrictions or standards herein or in the related definitions or terms used therein ("ACCOUNTING CHANGES"), the parties hereto agree, at the Borrower's request, to enter into negotiations, in good faith, in order to amend such provisions in a credit neutral manner so as to reflect equitably such changes with the desired result that the criteria for evaluating the Borrower's and its Subsidiaries' financial condition shall be the same after such changes as if such changes had not been made; PROVIDED, HOWEVER, until such provisions are amended in a manner reasonably satisfactory to the Administrative Agent and the Required Lenders, no Accounting Change shall be given effect in such calculations and all financial statements and reports required to be delivered hereunder shall be prepared in accordance with Agreement Accounting Principles without taking into account such Accounting Changes. In the event such amendment is entered into, all references in this Agreement to Agreement Accounting Principles shall mean generally accepted accounting principles as of the date of such amendment.

     10.9. SEVERABILITY OF PROVISIONS. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

     10.10. NONLIABILITY OF LENDERS. The relationship between the Borrower on the one hand and the Lenders, the Swing Line Lender, the LC Issuers and the Agents on the other hand shall be solely that of borrower and lender. Neither the Agents, the Arrangers, the Swing Line Lender, the LC Issuers, nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Agents, the Arrangers, the Swing Line Lender, the LC Issuers, nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower agrees that neither the Agents, the Arrangers, the Swing Line Lender, the LC Issuers nor any Lender shall have liability to the Borrower (whether sounding in tort, contract or otherwise) for losses suffered by the Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. Neither the Agents, the Arrangers, the Swing Line Lender, the LC Issuers nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages

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

suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

     10.11. CONFIDENTIALITY. Each Lender, the Swing Line Lender, each LC Issuer and each of the Agents agrees to hold any confidential information which it may receive from the Borrower pursuant to this Agreement in confidence, except for disclosure (i) to its Affiliates and to other Lenders, the Swing Line Lender, the LC Issuers, or the Agents and their respective Affiliates, (ii) to legal counsel, accountants, and other professional advisors to that Lender, Swing Line Lender, LC Issuer, the Agent or to a Transferee, (iii) to regulatory officials, (iv) to any Person as requested pursuant to or as required by law, regulation, or legal process, (v) to any Person in connection with any legal proceeding to which that Lender, Swing Line Lender, LC Issuer or the Administrative Agent is a party, and (vi) permitted by SECTION 13.4.

     10.12. NONRELIANCE. Each Lender, Swing Line Lender and LC Issuer hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U) for the repayment of the Loans provided for herein.

     10.13. SUBORDINATION OF INTERCOMPANY INDEBTEDNESS. The Borrower agrees that any and all claims of the Borrower against any of its Subsidiaries that is a Subsidiary Guarantor with respect to any "Intercompany Indebtedness" (as hereinafter defined), any endorser, obligor or any other guarantor of all or any part of the Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Obligations; PROVIDED that, and not in contravention of the foregoing, so long as no Default has occurred and is continuing the Borrower may make loans to and receive payments in the ordinary course with respect to such Intercompany Indebtedness from each such Subsidiary Guarantor to the extent permitted by the terms of this Agreement and the other Loan Documents. Notwithstanding any right of the Borrower to ask, demand, sue for, take or receive any payment from any Subsidiary Guarantor, all rights, liens and security interests of the Borrower, whether now or hereafter arising and howsoever existing, in any assets of any Subsidiary Guarantor shall be and are subordinated to the rights of the holders of the Obligations and the Administrative Agent in those assets. The Borrower shall have no right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Loan Document among the Borrower and the holders of the Obligations (or any affiliate thereof) have been terminated. If all or any part of the assets of any Subsidiary Guarantor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Subsidiary Guarantor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Subsidiary Guarantor is dissolved or if substantially all of the assets of any such Subsidiary Guarantor are sold, then, and in any such event (such events being herein referred to as an "INSOLVENCY EVENT"), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Subsidiary Guarantor to the Borrower ("INTERCOMPANY INDEBTEDNESS") shall be paid or delivered directly to the Administrative Agent

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for application on any of the Obligations, due or to become due, until such
Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the Borrower upon or with respect to the Intercompany Indebtedness after an Insolvency Event prior to the satisfaction of all of the Obligations (other than contingent indemnity obligations) and the termination of all financing arrangements pursuant to any Loan Document among the Borrower and the holders of Obligations, the Borrower shall receive and hold the same in trust, as trustee, for the benefit of the holders of the Obligations and shall forthwith deliver the same to the Administrative Agent, for the benefit of such Persons, in precisely the form received (except for the endorsement or assignment of the Borrower where necessary), for application to any of the Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Borrower as the property of the holders of the Obligations. If the Borrower fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees are irrevocably authorized to make the same. The Borrower agrees that until the Obligations (other than the contingent indemnity obligations) have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Loan Document among the Borrower and the holders of the Obligations have been terminated, the Borrower will not assign or transfer to any Person (other than the Administrative Agent) any claim the Borrower has or may have against any Subsidiary Guarantor.

                    ARTICLE XI: THE ADMINISTRATIVE AGENT

     11.1. APPOINTMENT; NATURE OF RELATIONSHIP. Bank One, NA is hereby appointed by each of the Lenders, the Swing Line Lender and the LC Issuers as its contractual representative (herein referred to as the "ADMINISTRATIVE AGENT") hereunder and under each other Loan Document, and each of the Lenders, the Swing Line Lender and each of the LC Issuers irrevocably authorizes the Administrative Agent to act as the contractual representative of such Lender, Swing Line Lender and LC Issuer with the rights and duties expressly set forth herein and in the other Loan Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this ARTICLE XI. Notwithstanding the use of the defined term "Administrative Agent," it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Lender, Swing Line Lender or LC Issuer by reason of this Agreement or any other Loan Document and that the Administrative Agent is merely acting as the contractual representative of the Lenders, the Swing Line Lender and the LC Issuers with only those duties as are expressly set forth in this Agreement and the other Loan Documents. In its capacity as the Lenders', Swing Line Lender's and LC Issuers' contractual representative, the Administrative Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, Swing Line Lender or LC Issuers (ii) is a "representative" of the Lenders, Swing Line Lender and LC Issuers within the meaning of SECTION 9-105 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders, the Swing Line Lender and the LC Issuers hereby agrees to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender, Swing Line Lender and each LC Issuer hereby waives.

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     11.2.  POWERS.  The  Administrative  Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, the Swing Line Lender or the LC Issuers or any obligation to the Lenders, the Swing Line Lender or the LC Issuers to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.
11.3. GENERAL IMMUNITY. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, any Lender, Swing Line Lender or any LC Issuer for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except to the extent such action or inaction is determined in a final judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of such Person.

     11.4.  NO  RESPONSIBILITY  FOR  LOANS,  RECITALS,   ETC.  Neither  the
Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender, Swing Line Lender or LC Issuer; (c) the satisfaction of any condition specified in ARTICLE V, except receipt of items required to be delivered solely to the Administrative Agent; (d) the existence or possible existence of any Default or Unmatured Default; (e) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; (f) the value, sufficiency, creation, perfection or priority of any Lien in any collateral security; or (g) the financial condition of the Borrower or any guarantor of any of the Obligations or of any of the Borrower's or any such guarantor's respective Subsidiaries. The Administrative Agent shall have no duty to disclose to the Lenders, the Swing Line Lender or the LC Issuers information that is not required to be furnished by the Borrower to the Administrative Agent at such time, but is voluntarily furnished by the
Borrower to the Administrative Agent (either in its capacity as Administrative Agent or in its individual capacity).

     11.5. ACTION ON INSTRUCTIONS OF LENDERS. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders, the Swing Line Lender and the LC Issuers. The Lenders, the Swing Line Lender and the LC Issuers hereby acknowledge that the Administrative Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its

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satisfaction  by the Lenders pro rata against any and all  liability,  cost and expense that it may incur by reason of taking or continuing to take any such action.

     11.6. EMPLOYMENT OF ADMINISTRATIVE AGENTS AND COUNSEL. The Administrative Agent may execute any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, the Swing Line Lender or the LC Issuers, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning the contractual arrangement between the Administrative Agent and the Lenders, the Swing Line Lender and the LC Issuers and all matters pertaining to the Administrative Agent's duties hereunder and under any other Loan Document.

     11.7. RELIANCE ON DOCUMENTS; COUNSEL. The Administrative Agent shall be entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

     11.8. ADMINISTRATIVE AGENT'S REIMBURSEMENT AND INDEMNIFICATION. The Lenders agree to reimburse and indemnify the Administrative Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, the Swing Line Lender or the LC Issuers in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents (including, without limitation, for any expenses incurred by the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender, the Swing Line Lender or LC Issuer or between two or more of the Lenders, Swing Line Lender and LC Issuers) and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby (including, without limitation, for any such amounts incurred by or asserted against the Administrative Agent in connection with any dispute between the Administrative Agent and any Lender, Swing Line Lender or LC Issuer or between two or more of the Lenders, Swing Line Lender and LC Issuers), or the enforcement of any of the terms of the Loan Documents or of any such other documents, PROVIDED that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Administrative Agent. The obligations of the Lenders under this SECTION 11.8 shall survive payment of the Obligations and termination of this Agreement.

     11.9. NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the

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Administrative  Agent  has  received  written  notice  from a Lender or the
Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders.

     11.10. RIGHTS AS A LENDER. In the event the Administrative Agent is a Lender, the Swing Line Lender or LC Issuer, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document with respect to its Commitment and its Loans as any Lender, Swing Line Lender or LC Issuer and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders," "Swing Line Lender" and "LC Issuer" or "LC Issuers" shall, at any time when the Administrative Agent is a Lender, Swing Line Lender or LC Issuer, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person.

     11.11. LENDER CREDIT DECISION. Each Lender, the Swing Line Lender and LC Issuer acknowledges that it has, independently and without reliance upon the Agents, the Arrangers or any other Lender, the Swing Line Lender or LC Issuer and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each of the Lenders, the Swing Line Lender and LC Issuers also acknowledges that it will, independently and without reliance upon the Agents, the Arrangers or any other Lender, the Swing Line Lender or LC
Issuer, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     11.12. SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five days after the resigning Administrative Agent gives notice of its intention to resign. The Administrative Agent may be removed at any time with or without cause by written notice received by the Administrative Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Borrower may nominate a successor Administrative Agent provided the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, such successor Administrative Agent. If the successor Administrative Agent appointed by the Required Lenders is not the successor nominated by the Borrower, the Borrower shall have the right to consent to such appointment, such consent not to be unreasonably withheld or delayed; PROVIDED, no such consent of the Borrower shall be required if a Default or Unmatured Default has occurred and is continuing. If no successor Administrative Agent shall have been so appointed by the Required Lenders (and consented to, if so required, by the Borrower) within thirty days after the resigning Administrative Agent's giving notice of its

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intention to resign, then the resigning  Administrative  Agent may appoint, on behalf of the Borrower and the Lenders, the Swing Line Lender and the LC Issuers, a successor Administrative Agent. Notwithstanding the previous sentence, the Administrative Agent may at any time without the consent of the Borrower or any Lender, Swing Line Lender or LC Issuer, appoint any of its Affiliates which is a commercial bank as a successor Administrative Agent hereunder. If the Administrative Agent has resigned or been removed and no successor Administrative Agent has been appointed, the Lenders may perform all the duties of the Administrative Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender, Swing Line Lender and LC Issuer and for all other purposes shall deal directly with the Lenders, the Swing Line Lender and the LC Issuers. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment. Any such successor Administrative Agent shall be a
commercial   bank  having  capital  and  retained   earnings  of  at  least
$100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Administrative Agent. Upon the effectiveness of the resignation or removal of the Administrative Agent, the resigning or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Administrative Agent, the provisions of this ARTICLE XI shall continue in effect for the benefit of such Administrative Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents. In the event that there is a successor to the Administrative Agent by merger, or the Administrative Agent assigns its duties and obligations to an Affiliate pursuant to this SECTION 11.12, then the term "Prime Rate" as used in this Agreement shall mean the prime rate, base rate or other analogous rate of the new Administrative Agent.

     11.13. AGENTS' AND ARRANGERS' FEES. The Borrower agrees to pay to the Agents and the Arrangers the fees agreed to by the Borrower pursuant to those certain letter agreements dated December 17, 1999, or as otherwise agreed from time to time.

     11.14. DELEGATION TO AFFILIATES. The Borrower, the Lenders, the Swing Line Lender and the LC Issuers agree that the Administrative Agent may delegate any of its duties under this Agreement to any of its Affiliates. Any such Affiliate (and such Affiliate's directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Administrative Agent is entitled under ARTICLES X and XI.

     11.15. EXECUTION OF COLLATERAL DOCUMENTS. The Lenders, the Swing Line Lender and the LC Issuers hereby empower and authorize the Administrative Agent to execute and deliver to the Borrower on their behalf the Pledge Agreement(s) and all related agreements, documents or instruments as shall be necessary or appropriate to effect the purposes of the Pledge Agreement(s).

     11.16. COLLATERAL AND GUARANTY RELEASES. The Lenders, the Swing Line Lender and the LC Issuers hereby empower and authorize the Administrative Agent to execute and deliver to the

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Borrower or the applicable  Subsidiary on behalf of the Lenders,  the Swing
Line Lender and LC Issuers any agreements, documents or instruments as shall be necessary or appropriate to effect any releases of any entities' liability with respect to the Subsidiary Guaranty or release of any collateral pledged pursuant to any Pledge Agreement in connection with any transactions which shall be permitted by the terms hereof or of any other Loan Document or which shall otherwise have been approved in writing by the Required Lenders (or, if required by the terms of SECTION 9.2, all of the Lenders), and the Administrative Agent shall be obligated to execute and deliver to the Borrower such releases in connection with any such permitted transactions.

                   ARTICLE XII: SETOFF; RATABLE PAYMENTS

     12.1. SETOFF. In addition to, and without limitation of, any rights of the Lenders, the Swing Line Lender or the LC Issuers under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender, the Swing Line Lender LC Issuer or any Affiliate of any Lender, the Swing Line Lender or LC Issuer to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender or LC Issuer whether or not the Obligations, or any part hereof, shall then be due.

     12.2. RATABLE PAYMENTS. If any Lender, whether by setoff or otherwise, has payment made to it upon its Obligations (other than payments received pursuant to SECTION 4.1, 4.2, 4.4 or 4.5) in a greater proportion than that received by any other Lender, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, Swing Line Lender or LC Issuer, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender, Swing Line Lender or LC Issuer agrees, promptly upon demand, to take such action necessary such that all Lenders, the Swing Line Lender and LC Issuers share in the benefits of such collateral ratably. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

      ARTICLE XIII: BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS

     13.1. SUCCESSORS AND ASSIGNS. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lenders, the Swing Line Lender, the LC Issuers, the Agent, the Arrangers and their respective successors and assigns, except that (i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with SECTION 13.3. Notwithstanding CLAUSE (II) of this Section, any Lender, Swing Line Lender or LC Issuer may at any time, without the consent of the Borrower or the Administrative Agent, assign all or any portion of its rights under this Agreement and any Note to a Federal Reserve Bank; PROVIDED, HOWEVER, that no such assignment to a Federal Reserve Bank shall release the transferor Lender, Swing Line Lender or LC Issuer from its obligations hereunder. The Administrative Agent may treat the Person which made any Loan or which holds any Note as the owner thereof for all purposes hereof unless and until such Person complies with SECTION
13.3 in

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the case of an assignment thereof or, in the case of any other transfer,  a written notice of the transfer is filed with the Administrative Agent. Any assignee or transferee of the rights to any Loan or any Note agrees by acceptance of such transfer or assignment to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the owner of the rights to any Loan (whether or not a Note has been issued in evidence thereof), shall be conclusive and binding on any subsequent holder, transferee or assignee of the rights to such Loan.

     13.2. PARTICIPATIONS.

     13.2.1 PERMITTED PARTICIPANTS; EFFECT. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("PARTICIPANTS") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender, any LC Interest or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the owner of its Loans and the holder of any Note issued to it in evidence thereof for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

     13.2.2. VOTING RIGHTS. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any such Loan or Commitment, extends the Facility Termination Date, postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such Loan or Commitment, releases any guarantor of any such Loan or releases all or substantially all of the collateral, if any, securing any such Loan.

     13.2.3. BENEFIT OF SETOFF. The Borrower agrees that each Participant shall be deemed to have the right of setoff provided in SECTION 12.1 in respect of its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, PROVIDED that each Lender shall retain the right of setoff provided in SECTION 12.1 with respect to the amount of participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in SECTION 12.1, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with SECTION 12.2 as if each Participant were a Lender.

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     13.3. ASSIGNMENTS.

          13.3.1. PERMITTED ASSIGNMENTS; SUBSTITUTION OF A LENDER.

               (a) PERMITTED ASSIGNMENTS. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("PURCHASERS") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of EXHIBIT D or in such other form as may be agreed to by the parties thereto. The consent of the Borrower and the Administrative Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof; PROVIDED, HOWEVER, the consent of the Borrower shall not be required if (i) a Default or Unmatured Default has occurred and is continuing or (ii) if such assignment is to another Lender or an Affiliate of any Lender. Such consent shall not be unreasonably withheld or delayed. Unless the Borrower and the Administrative Agent otherwise consent (PROVIDED, HOWEVER that if a Default has occurred and is continuing, the consent of the Borrower shall not be required), each such assignment shall be in an amount not less than the lesser of (i) $5,000,000 or (ii) the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment).

               (b) SUBSTITUTION OF A LENDER. The Borrower may, at its sole expense and effort, require any Lender to transfer and assign, without recourse (in accordance with this SECTION 13.3) all (but not less than all) of its interests, rights and obligations under this Agreement to an assignee which shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED, that (i) such assignment shall not conflict with any law, rule or regulation or order of any court or other governmental authority, (ii) the Borrower shall have received a written consent of the Administrative Agent in the case of an entity that is not a Lender, which consent shall not be unreasonably withheld, (iii) the Borrower or such assignee shall have paid to the assigning Lender in immediately available funds the principal of and interest accrued to the date of such payment on the Loans made by it hereunder and all other amounts owed to it hereunder and the fee payable to the Administrative Agent pursuant to SECTION 13.3.2 and (iv) nothing in the foregoing is intended or shall be construed as obligating the Administrative Agent or any Lender to locate such an assignee.

               13.3.2.  EFFECT;  EFFECTIVE  DATE.  Upon (i) delivery to the
     Administrative Agent of a notice of assignment, substantially in the form attached as EXHIBIT 1 to EXHIBIT D (a "NOTICE OF ASSIGNMENT"), together with any consents required by SECTION 13.3.1, and (ii) payment of a $3,500 fee to the Administrative Agent for processing such assignment (including assignments to other Lenders, but excluding assignments from a Lender to an Affiliate of such Lender), such assignment shall become effective on the effective date specified in such Notice of Assignment. The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment, LC Interests and Loans under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Swing Line Lender, the Lenders or the LC Issuers or the Administrative Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this SECTION 13.3.2, the transferor Lender, the Administrative Agent and the Borrower shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

     13.4. DISSEMINATION OF INFORMATION. The Borrower authorizes each Lender to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "TRANSFEREE") and any prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries, including without limitation any information contained in any Reports; PROVIDED that each Transferee and prospective Transferee agrees to be bound by SECTION 10.11 of this Agreement.

     13.5. TAX TREATMENT. If any interest in any Loan Document is transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of SECTION 4.5(IV).

                            ARTICLE XIV: NOTICES

     14.1. NOTICES. Except as otherwise permitted by SECTION 2.16 with respect to borrowing notices, all notices, requests and other communications to any party hereunder shall be in writing (including electronic transmission, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower and the Administrative Agent, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of any Lender, Swing Line Lender or LC Issuer at its address or facsimile number set forth below its signature hereto or (z) in the case of any party, at such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Administrative Agent and the Borrower in accordance with the provisions of this SECTION 14.1. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section; PROVIDED that notices to the Administrative Agent under ARTICLE II shall not be effective until received.

     14.2. CHANGE OF ADDRESS. The Borrower, the Administrative Agent, the Swing Line Lender, any LC Issuer and any Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                          ARTICLE XV: COUNTERPARTS

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Administrative Agent and the Lenders and each party has notified the Administrative Agent by facsimile transmission or telephone that it has taken such action.

 ARTICLE XVI: CHOICE OF LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

     16.1. CHOICE OF LAW. THE ADMINISTRATIVE AGENT ACCEPTS THIS AGREEMENT, ON BEHALF OF ITSELF, THE LENDERS AND THE LC ISSUERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN THE BORROWER AND THE AGENT, ANY LENDER OR ANY LC ISSUER OR OTHER HOLDER OF OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS (OTHER THAN THOSE EXPRESSLY CONTAINING A CONTRARY CHOICE OF LAW PROVISION), AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO APPLICABLE FEDERAL LAWS.

     16.2. CONSENT TO JURISDICTION. (A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (B), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF CHICAGO, ILLINOIS. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

     (B) OTHER JURISDICTIONS. THE BORROWER AGREES THAT THE ADMINISTRATIVE AGENT, THE SWING LINE LENDER, ANY LENDER OR ANY

LC ISSUER SHALL HAVE THE RIGHT TO PROCEED AGAINST THE BORROWER OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER THE BORROWER OR (2) REALIZE ON ANY COLLATERAL FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. THE BORROWER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO REALIZE ON ANY COLLATERAL FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. THE BORROWER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (B).

     16.3. WAIVER OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT, THE SWING LINE LENDER, THE LC ISSUERS AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

     IN WITNESS WHEREOF, the Borrower, the Lenders, the Swing Line Lender, the LC Issuers and the Administrative Agent have executed this Agreement as of the date first above written.

                                     CORDANT TECHNOLOGIES INC.

                                      By:
                                      Title:

                                      Notice Address:

                                      Attention:
                                      Telephone:
                                    FAX:

               BANK ONE, NA (Main Office Chicago),

               Individually as a Lender, as Administrative Agent, Swing Line Lender and as the LC Issuer







               By:

               Title:

               Notice Address:

               Attention:

               Telephone:

               FAX:

                ABN AMRO BANK N.V.
                Individually as a Lender and as Syndication Agent

                 By:

                 Title:________________________________

                 By:_________________________________

                 Title:________________________________



                  Notice Address:

                  Attention:

                  Telephone:

                  FAX:

                  [OTHER LENDERS]

                   By:

                   Title:________________________________


                   Notice Address:

                   Attention:

                   Telephone:

                   FAX:


                              PRICING SCHEDULE

---------------------- ------------------ -------------------- -------------------- ------------------ ------------------


                            LEVEL I            LEVEL II             LEVEL III           LEVEL IV            LEVEL V


---------------------- ------------------ -------------------- -------------------- ------------------ ------------------

 APPLICABLE FACILITY        0.125%              0.175%                0.20%              0.225%              0.25%
      FEE RATE
---------------------- ------------------ -------------------- -------------------- ------------------ ------------------
---------------------- ------------------ -------------------- -------------------- ------------------ ------------------
  APPLICABLE MARGIN          0.50%               0.70%                0.80%               0.90%             1.125%
  AND APPLICABLE LC
   FEE PERCENTAGE
---------------------- ------------------ -------------------- -------------------- ------------------ ------------------


     For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

     "LEVEL I STATUS" exists at any date if, on such date, the Borrower's S&P Rating is BBB+ or better OR the Borrower's Moody's Rating is Baa1 or better.

     "LEVEL II STATUS" exists at any date if, on such date, (i) the Borrower has not qualified for Level I Status and (ii) the Borrower's S&P Rating is BBB OR the Borrower's Moody's Rating is Baa2.

     "LEVEL III STATUS" exists at any date if, on such date, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Borrower's S&P Rating is BBB- and the Borrower's Moody's Rating is Baa3.

     "LEVEL IV STATUS" exists at any date if, on such date, (i) the Borrower has not qualified for Level I Status, Level II Status or Level III Status and (ii) (a) the Borrower's S&P Rating is BBB- and the Borrower's Moody's Rating is Ba1 OR (b) the Borrower's S&P Rating is BB+ and the Borrower's Moody's Rating is Baa3.

     "LEVEL V STATUS" exists at any date if, on such date, the Borrower has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status.

     "MOODY'S RATING" means, at any time, the rating issued by Moody's and then in effect with respect to the Borrower's senior unsecured long-term debt securities without third-party credit enhancement.

                          Pricing Schedule Page 1

     "S&P RATING" means, at any time, the rating issued by S&P, and then in effect with respect to the Borrower's senior unsecured long-term debt securities without third-party credit enhancement.

     "STATUS" means Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status.

     The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower's Status as determined from its then-current Moody's and S&P Ratings. The credit rating in effect on any date for the purposes of this Schedule is that in effect at the close of business on such date. If at any time the Borrower has no Moody's Rating or no S&P Rating, Level V Status shall exist. If the Borrower is split-rated and the ratings differential is one level, the higher rating will apply. If the Borrower is split-rated and the ratings differential is two levels or more, the rating level one below the higher level will apply.




                          Pricing Schedule Page 2